UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Newmont Mining Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Newmont Mining Corporation 1700 Lincoln Street Denver, CO 80203 USA

Notice of 2007 Annual Meeting of Stockholders

To the Holders of Newmont Mining Corporation Common Stock:

To the Holders of Newmont Mining Corporation of Canada Limited Exchangeable Shares:

To the Holders of Newmont Mining Corporation CHESS Depository Interests:

Notice is hereby given that the Annual Meeting of Stockholders of Newmont Mining Corporation will be held at 11:00 a.m., local time, on Tuesday, April 24, 2007, in the Knowles Room at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, USA, to:

1.	Elect directors;

2.	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2007;

3.	Consider and act upon a stockholder proposal requesting a report regarding Newmont’s Indonesian operations, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

4.	Consider and act upon a stockholder proposal requesting a report regarding Newmont’s community policies and practices, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

5.	Consider and act upon a stockholder proposal regarding Independent Board Chairman, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

6.	Transact such other business that may properly come before the meeting.

All stockholders are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person, please mark, sign and date the enclosed proxy card or voting instruction form and return it promptly in the enclosed envelope. In certain instances, you can vote over the telephone or Internet as described on the enclosed proxy card or voting instruction form. Your vote is important so that your shares will be represented and voted at the meeting even if you cannot attend.

By Order of the Board of Directors

SHARON E. THOMAS

Vice President and Secretary

March 5, 2007

YOUR VOTE IS IMPORTANT

Please note that we are requiring an admission ticket to attend the Annual Meeting. For more information, please refer to the back page of the Proxy Statement for an admission ticket.

2007 Proxy Statement

i

PROXY STATEMENT

General Information

This proxy statement is furnished to holders of Newmont Mining Corporation common stock, Newmont Mining Corporation of Canada Limited exchangeable shares, and Newmont Mining Corporation CHESS Depository Interests in connection with the solicitation of proxies on behalf of the Board of Directors of Newmont Mining Corporation (“Newmont” or the “Company”) to be voted at the Annual Meeting of Stockholders of Newmont on April 24, 2007. Stockholders of record at the close of business on February 27, 2007 are entitled to notice of and to vote at the meeting and at all adjournments.

Stockholders Entitled to Vote.

The holders of record of the following securities at the close of business on February 27, 2007 (the “Record Date”) are entitled to vote at Newmont’s 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, April 24, 2007:

•

common stock of the Company, par value $1.60 per share (the “Newmont Common Stock”), of which there were 424,385,476 shares outstanding as of the Record Date (including shares represented by the Newmont CHESS Depository Interests (“CDIs”) referred to below);

•

exchangeable shares of Newmont Mining Corporation of Canada Limited, a Canadian corporation (“Newmont Canada”), of which there were 26,566,693 shares (the “Newmont Exchangeable Shares”) as of the Record Date entitled to vote pursuant to the terms of the Newmont Special Voting Stock described below; and

•	CDIs, of which there were 50,908,443 outstanding as of the Record Date, which vote on a ten-for-one basis.

Voting Your Shares.

Newmont Common Stock. Each share of Newmont Common Stock that you own entitles you to one vote. Your proxy card shows the number of shares of Newmont Common Stock that you own.

•

You may vote your shares by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy” (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Newmont Board of Directors.

•	You may vote by telephone or by the Internet by following the instructions that are included with your proxy card. If you vote by telephone or the Internet, you do not need to return your proxy card.

•

You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. However, if your stock is held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. This is the only way we can be sure that the broker, bank or other nominee has not already voted your shares on your behalf.

Newmont Exchangeable Shares. Each Newmont Exchangeable Share that you own has economic rights (such as the right to receive dividends and other distributions) that are, as nearly as practicable, equivalent to those of shares of Newmont Common Stock. Holders of Newmont Exchangeable Shares have a right through a Voting and Exchange Trust Agreement (the “Voting Agreement”) to vote at stockholders’ meetings of the Company. The Newmont Exchangeable Shares, however, are not shares issued by Newmont and, therefore, a holder of Exchangeable Shares is not a registered stockholder of Newmont, but is a registered shareholder of Newmont Canada. The Newmont Exchangeable Shares are exchangeable at the option of the holders into Newmont Common Stock on a one-for-one basis.

There are two ways to vote your Newmont Exchangeable Shares.

•

You may vote by signing and returning the enclosed Voting Instruction Form. This form permits you to instruct Computershare Investor Services Inc., as trustee under the Voting Agreement (the “Trustee”), to vote at the Annual Meeting. The Trustee holds one share of special voting stock of the Company (the “Newmont Special Voting Stock”) that is entitled to vote on all matters on which the shares of Newmont Common Stock vote. The share of Newmont Special Voting Stock has a number of votes in respect to the Annual Meeting equal to the lesser of (a) the number of Newmont Exchangeable Shares outstanding on the Record Date (other than Newmont Exchangeable Shares held by Newmont or its affiliates) or (b) 10% of the total number of votes attaching to the Newmont Common Stock then outstanding. Based upon the foregoing, the Trustee will be entitled to cast up to 26,566,693 votes at the Annual Meeting. The Trustee must receive your voting instructions by 9:00 a.m. in Toronto, Ontario, Canada, on April 24, 2007. This will give the Trustee time to tabulate the voting instructions and vote on your behalf. The Trustee will exercise each vote attached to the Newmont Special Voting Stock only on the basis of instructions received from the relevant holders of Newmont Exchangeable Shares. In the absence of instructions from a holder as to voting, the Trustee will not have any voting rights with respect to such Newmont Exchangeable Shares.

•

You may attend the Annual Meeting and vote in person. As a holder of Newmont Exchangeable Shares, you may attend the Annual Meeting in person to vote directly the number of votes to which you are entitled. Please refer to the Notice to Exchangeable Shareholders and Voting Instruction Form enclosed with this proxy material for additional instructions on voting at the meeting.

Newmont CDIs. The Newmont CDIs are units of beneficial ownership in Newmont Common Stock held by CHESS Depository Nominees Pty Ltd (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of the Australian Stock Exchange Limited (ACN 008 624 691). References to Newmont Mining Corporation for purposes of Australian equity holders are to “Newmont Mining Corporation ARBN 099 065 997, organized in Delaware with limited liability,” and principally regulated in accordance with the laws and rules of Delaware. Since July 1, 2002, Newmont CDIs have traded on the Australian Stock Exchange (“ASX”) as a Foreign Exempt Listing granted by the ASX, which provides an ancillary trading facility to the Company’s primary listing on the New York Stock Exchange. Newmont CDIs entitle holders to dividends and other rights economically equivalent to Newmont Common Stock on a ten-for-one basis. CDN, as the stockholder of record (or its proxy or substitute), will vote the underlying shares of Newmont Common Stock in accordance with the directions of the CDI holders. Your CDI Voting Instruction Form shows the number of Newmont CDIs that you own.

•

You may vote by signing and returning the enclosed CDI Voting Instruction Form. Newmont has appointed National Shareholder Services Pty Ltd in Adelaide, South Australia, Australia, as its agent with respect to the collection and processing of voting instructions from Newmont CDI holders. The enclosed CDI Voting Instruction Form permits you to instruct National Shareholder Services to vote your Newmont CDIs on your behalf. National Shareholder Services must receive your voting instructions by 5:00 p.m., Adelaide time, on April 19, 2007, to give them enough time to tabulate the voting instructions on your behalf.

•	You may attend the Annual Meeting; however, to vote your shares, please use the enclosed CDI Voting Instruction Form as described above.

Revocation of Proxy or Voting Instruction Form.

Revocation of Newmont Common Stock Proxy. A stockholder who executes a proxy may revoke it by delivering to the Secretary of the Company, at any time before the proxies are voted, a written notice of revocation bearing a later date than the proxy, or attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Written notice revoking a proxy should be sent to the attention of the Secretary, 1700 Lincoln Street, Denver, Colorado 80203. A stockholder may substitute another person in place of those persons presently named as proxies.

Revocation of Exchangeable Shares Voting Instruction Form. A registered holder of Newmont Exchangeable Shares who has submitted a Voting Instruction Form may revoke the Voting Instruction Form by completing and signing a Voting Instruction Form bearing a later date and depositing it with the Trustee. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on April 23, 2007.

A non-registered holder of Newmont Exchangeable Shares may revoke a Voting Instruction Form at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a Voting Instruction Form that is not received by the intermediary at least ten days prior to the Annual Meeting.

Revocation of Newmont CDI Voting Instruction Form. A holder of Newmont CDIs who has completed and returned a CDI Voting Instruction Form (in the manner described above) may revoke the directions to CDN contained therein by delivering to National Shareholder Services, 100 Hutt Street, Adelaide 5000, South Australia, Australia, no later than April 19, 2007, a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Quorum, Tabulation and Broker Non-Votes and Abstentions.

Quorum. The holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. For purposes of determining the presence of a quorum, “shares of capital stock of the Company” include all shares of Newmont Common Stock (including shares represented by Newmont CDIs) and the maximum number of shares of Newmont Common Stock that the Trustee of the Newmont Exchangeable Shares is entitled to vote at the Annual Meeting.

Tabulating Votes. Votes at the Annual Meeting will be tabulated by two inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board of Directors. The inspectors of election will treat shares of capital stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Broker Non-Votes and Abstentions. Abstentions and broker “non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions have the same effect as votes against proposals presented to stockholders. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

Votes Required to Approve the Proposals.

Election of Directors. Directors will be elected by a favorable vote of a plurality (meaning the largest number of votes cast) of those shares of capital stock present and entitled to vote, in person or by proxy, at the Annual Meeting. A stockholder may withhold votes from any or all nominees.

Ratify PricewaterhouseCoopers LLP as the Company’s Independent Auditors for 2007. The affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, at the Annual Meeting is required to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2007.

Other Items. If any other items are presented at the Annual Meeting, they must receive an affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, in order to be approved.

Solicitation Costs.

The enclosed proxy and/or Voting Instruction Form is solicited by the Board of Directors of the Company. This proxy material will be mailed to the holders of Newmont Common Stock, Newmont CDIs and Newmont Exchangeable Shares on or about March 14, 2007. In addition to solicitation by mail, solicitation of proxies and Voting Instruction Forms may be made by certain officers and employees of the Company by mail, telephone or in person. The Company has retained Georgeson Shareholder Communications Inc. to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of $14,000. All costs of the solicitation of proxies will be borne by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding proxy materials to beneficial owners of Newmont Common Stock, Newmont CDIs and Newmont Exchangeable Shares.

Notes to Participants in Employee Retirement Savings Plans.

Participants in the Retirement Savings Plan of Newmont and Retirement Savings Plan for Hourly-Rated Employees of Newmont. If you are a participant in the Retirement Savings Plan of Newmont or Retirement Savings Plan for Hourly-Rated Employees of Newmont (the “Retirement Savings Plans”) and hold Newmont Common Stock in the Retirement Savings Plans, shares of Newmont Common Stock which are held for you under the Retirement Savings Plans, as applicable, may be voted through the proxy card accompanying this mailing. The Retirement Savings Plans are administered by The Vanguard Group, as trustee. The trustee, as the stockholder of record of the Newmont Common Stock held in the Retirement Savings Plans, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If the proxy cards representing shares of Newmont Common Stock held under the Retirement Savings Plans are not returned duly signed and dated, the Trustee will vote the shares in the same proportion as it votes shares as to which directions have been received.

Participants in the Canadian Employee Share Savings Program. If you are a participant in the Employee Share Savings Program, a non-registered Canadian Savings Plan (“Savings Plan”), shares of Newmont Common Stock that are held for you under this Savings Plan may be voted through the proxy card accompanying this mailing. The Savings Plan is administered by Sun Life Financial (“Sun Life”). Sun Life, as the stockholder of record of the Newmont Common Stock held in the Savings Plan, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If a proxy card representing shares of Newmont Common Stock held under the Savings Plan is not returned duly signed and dated, your shares will not be voted.

Stockholder Proposals for 2008 Annual Meeting.

For a stockholder proposal, including a proposal for the election of a director, to be included in the proxy statement and form of proxy for the 2008 Annual Meeting, the proposal must have been received by us at our principal executive offices no later than November 8, 2007. Proposals should be sent to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203 USA. We are not required to include in our proxy statement and form of proxy a stockholder proposal that was received after that date or otherwise fails to meet the requirements for stockholder proposals established by regulations of the United States Securities and Exchange Commission.

In addition, under our bylaws, stockholders must give advance notice of nominations for a director or other business to be addressed at the 2008 Annual Meeting no later than the close of business on February 25, 2008. The advance notice must have been delivered to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203 USA.

Proposal No. 1—Election of Directors

Nominees.

Each of the 12 persons named below is a nominee for election as a director at the Annual Meeting for a term of one year or until his/her successor is elected and qualifies. Unless authority is withheld, the proxies will be voted for the election of such nominees. All such nominees are currently serving as directors of the Company. All such nominees were elected to the Board of Directors at the last Annual Meeting. If any such nominee cannot be a candidate for election at the Annual Meeting, then the proxies will be voted either for a substitute nominee designated by the Board of Directors or for the election of only the remaining nominees.

The following table sets forth information as to each nominee for election, including his or her age (as of the Record Date), background and principal occupations, including public company directorships:

Nominee	Director Since
GLEN A. BARTON (67) Retired Chairman and Chief Executive Officer of Caterpillar Inc., having served in that position from 1999 to 2004. Vice Chairman thereof from 1998 to 1999 and Group President from 1990 to 1998. Director of Valmont Industries, Inc.	2001
VINCENT A. CALARCO (64) Retired Chairman of Crompton Corporation, a specialty chemical company, having served in that position from 1996 to 2004. President and Chief Executive Officer thereof from 1985 to 2004. Director of Consolidated Edison, Inc. and CPG International Inc.	2000
NOREEN DOYLE (57) Retired First Vice President of the European Development Bank for Reconstruction and Development, having served in that position from 2001 to 2005, and in other executive positions with the European Development Bank for Reconstruction and Development since 1992. Director of Credit Suisse, QinetiQ and Rexam PLC	2005
VERONICA M. HAGEN (61) President and Chief Executive Officer of Sappi Fine Paper North America since 2004. Executive positions with Alcoa, Inc. since 1998, including Vice President and Chief Customer Officer from 2003 to 2004 and Vice President, Alcoa North American Extrusions from 2001 to 2003. Director of Jacuzzi Brands, Inc.	2005
MICHAEL S. HAMSON (66) Chairman, Hamson Consultants Pty Ltd, a consulting company, since 1987; Joint Chairman and Chief Executive Officer of McIntosh Hamson Hoare Govett Limited (now Merrill Lynch Australia) from 1972 to 1986 and Director and Deputy Chairman of Normandy Mining Limited from 1987 to 2002. Director of Genesis Emerging Markets Ltd.	2002
PIERRE LASSONDE (59) President of Newmont since 2002, Co-Chief Executive Officer of Franco-Nevada Mining Corporation Limited from 1999 to 2002 and President thereof from 1982 to 2002, President and Chief Executive Officer of Euro-Nevada Mining Corporation Limited from 1985 to 1999 and Director of Normandy Mining Limited from 2001 to 2002. Director of Enghouse Systems Limited.	2002
ROBERT J. MILLER (61) Principal of Dutko Worldwide, a public policy company, since July 2005. Partner at Jones Vargas, a law firm, from 1999 to 2005; Partner at Miller and Behar Strategies since January 2003, and Governor of the State of Nevada from 1989 to 1999. Director of Zenith National Insurance Corp., International Game Technology and Wynn Resorts, Limited.	1999

Nominee	Director Since
WAYNE W. MURDY (62) Chairman of the Board of Newmont since 2002 and Chief Executive Officer since 2001, President thereof from 1999 to 2002, Executive Vice President and Chief Financial Officer from 1996 to 1999 and Senior Vice President and Chief Financial Officer from 1992 to 1996. Director of Qwest Communications International Inc.	1999
ROBIN A. PLUMBRIDGE (71) Retired Chairman of Gold Fields of South Africa Limited, a natural resources company, having served in that position from 1980 to 1997, and Chief Executive Officer thereof from 1980 to 1995.	1983
JOHN B. PRESCOTT (66) Chairman of ASC Pty Ltd since 2000. Retired executive of The Broken Hill Proprietary Company Limited, a natural resources company, and Managing Director and Chief Executive Officer thereof from 1991 to 1998. Director of Normandy Mining Limited from 1999 to 2002.	2002
DONALD C. ROTH (63) Managing Partner of EMP Global LLC, an international private equity firm, since 1992. Member of Advisory Committee to the National Treasury Management Agency, Commissioner of Ireland’s National Pension Reserve Fund and Advisory Council member of the John Hopkins University Paul H. Nitze School of Advanced International Studies. Vice President and Treasurer of the World Bank from 1988 to 1992. Director of ISEQ® Exchange Traded Fund Public Limited Company.	2004
JAMES V. TARANIK (66) Director of the Mackay School of Earth Sciences and Engineering at the University of Nevada, Reno since January 2004. Dean of Mackay School of Mines at the University of Nevada, Reno, from February 2003 to January 2004. Regents Professor and Arthur Brant Chair of Geophysics; President and Chief Executive Officer Emeritus of Desert Research Institute, University and Community College System of Nevada, an environmental research organization, since 1998.	1986

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL OF THE FOREGOING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Independence of Directors.

The Board affirmatively determines the independence of each director and each nominee for election as director. For each individual deemed to be independent, the Board has determined (a) that there is no relationship with the Company, or (b) the relationship is immaterial. The Board has considered the independence standards of the New York Stock Exchange and adopted more stringent categorical independence standards described below.

The Board has determined that the relationships that fall within the standards described in its independence standards are categorically immaterial. As such, provided that no law, rule or regulation precludes a determination of independence, the following relationships are not considered to be material relationships with the Corporation for purposes of assessing independence: service as an officer, director, employee or trustee or greater than five percent beneficial ownership in (i) a supplier of goods or services to the Corporation if the annual sales to the Corporation are less than $1 million or two percent of the gross revenues or sales of the supplier, whichever is greater; (ii) a lender to the Corporation if the total amount of the Corporation’s indebtedness is less than one percent of the total consolidated assets of the lender; (iii) a charitable organization if the total amount of the Corporation’s total annual charitable contributions to the organization are less than $1 million or two percent of that organization’s total annual gross receipts (excluding any amounts received through the Corporation’s employee matching program for charitable contributions), whichever is greater; or (iv) any relationship arising out of a transaction, or series of transactions, in which the amount involved is less that $60,000.

In making its independence determinations, the Board considered the circumstances described below.

Mr. Hamson is a director of Genesis Emerging Markets Ltd. The committee administering the investment of Company funds for its pension plan selected one of the Genesis Emerging Market funds as one investment in its portfolio. This relationship meets categorical independence standard (i) above.

Two subsidiaries of the Company made contributions totaling $20,000 to Mr. Miller’s son, who was elected the Secretary of State of Nevada in November 2006. The Company made these contributions in light of its significant assets in and interests in the affairs of the State of Nevada. This relationship meets the categorical independence standard (iv) above.

Dr. Taranik is the director of the Mackay School of Earth Sciences and Engineering at University of Nevada, Reno. The Company donated $500,000 to the University of Nevada Foundation in 2006, for the benefit of mining education at the Mackay School of Earth Sciences and Engineering. Dr. Taranik is not a director, trustee or employee of the University of Nevada Foundation, and the Company’s donation to the Foundation constituted less than 2% of the Foundation’s charitable receipts in 2006. The Company’s donation reflects its strong interest in promoting mining education in Nevada, one of its core operating regions. The Board of Directors has considered these circumstances and determined that the donation does not constitute a material relationship with the Company that would affect independence.

Based on the foregoing analysis, the Board determined that the following directors are independent:

Glen A Barton	Robert J. Miller
Vincent A. Calarco	Robin A. Plumbridge
Noreen Doyle	John B. Prescott
Veronica M. Hagen	Donald C. Roth
Michael S. Hamson	James V. Taranik

In addition, based on these standards, the Board has affirmatively determined that (a) Mr. Murdy is not independent because he serves as the Chief Executive Officer, (b) Mr. Lassonde is not independent because he served as President until December 31, 2006, (c) Mr. Schulich, who will serve on the Board of Directors until April 24, 2007, is not independent because he serves as an officer of and a consultant for a subsidiary of the Company, and (d) Mr. Leo I. Higdon, Jr., who served on the Board until April 2006, was independent during his tenure.

Stock Ownership of Directors and Executive Officers.

As of February 27, 2007, the directors and executive officers of the Company as a group beneficially owned, in the aggregate, the following:

Directors and Executive Officers Beneficial Ownership of Newmont Common Stock (including Newmont CDIs) and Newmont Exchangeable Shares	8,314,364

Percentage of Voting Power of Outstanding Capital Stock	1.84%

Except as set forth below, no director or executive officer beneficially owned (a) more than 1% of the outstanding shares of Newmont Common Stock or Newmont Exchangeable Shares, or (b) shares with voting power in excess of 1% of the voting power of the outstanding capital stock of the Company. Each director and executive officer has sole voting power and dispositive power with respect to all shares beneficially owned by them, except as set forth below.

Messrs. Lassonde and Schulich beneficially owned 2,429,931 and 3,731,243 shares, respectively, of Newmont Exchangeable Shares, constituting 9.15% and 14.04%, respectively, of the outstanding Newmont Exchangeable Shares.

The following table sets forth the beneficial ownership of Newmont Common Stock, including shares in the form of Newmont CDIs and Newmont Exchangeable Shares, as of February 27, 2007 held by (a) each current director and nominee; (b) the Chief Executive Officer, the Chief Financial Officer and each of the other three most highly compensated executive officers and Bruce D. Hansen, who resigned as an executive officer during 2006 (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. The address for each of the named individuals below is c/o Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203.

Name of Beneficial Owner	Shares Owned	Restricted Stock(2)	401(k) Plan(3)	Option Shares(4)	Beneficial Ownership Total
Non-Employee Directors(1)
Glen A. Barton	6,340	–0–	–0–	2,925	9,265
Vincent A. Calarco	7,289	–0–	–0–	–0–	7,289
Noreen Doyle	2,424	–0–	–0–	–0–	2,424
Veronica M. Hagen	2,424	–0–	–0–	–0–	2,424
Michael S. Hamson(5)	14,767	–0–	–0–	–0–	14,767
Robert J. Miller	8,301	–0–	–0–	–0–	8,301
Robin A. Plumbridge	13,998	–0–	–0–	–0–	13,998
John B. Prescott(6)	8,624	–0–	–0–	–0–	8,624
Donald C. Roth	3,684	–0–	–0–	–0–	3,684
Seymour Schulich(7)	3,731,243	–0–	–0–	–0–	3,731,243
James V. Taranik	11,733	–0–	–0–	–0–	11,733

Named Executive Officers
Wayne W. Murdy	82,299	48,017	2,399	579,995	712,710
Pierre Lassonde(8)	2,466,777	25,417	–0–	329,995	2,822,189
Thomas L. Enos	22,410	11,978	1,975	53,999	90,362
David Harquail	49,631	7,962	1,225	186,665	245,483
Richard T. O’Brien	2,251	14,392	251	21,666	38,560
Bruce D. Hansen	17,537	14,027	–0–	91,954	123,518
All directors and executive officers as a group, including those named above (27 persons)	6,513,086	168,526	15,640	1,617,112	8,314,364

(1)

For  2006, director stock units were awarded to all non-employee directors under the 2005 Stock Incentive Plan, except Mr. Plumbridge who received Newmont Common Stock. The director stock units represent the right to receive shares of Newmont Common Stock and are immediately fully vested and non-forfeitable. The holders of director stock units do not have the right to vote the underlying shares; however, the director stock units accrue dividend equivalents, which are paid at vesting, during the period from the date of award until such shares are delivered. Upon retirement from the board of directors, the holder of director stock units is entitled to receive one share of Newmont Common Stock for each director stock unit.

(2)

Restricted  shares of Newmont Common Stock and restricted stock units (“RSUs”) of Newmont were awarded under the Company’s 1999 Employees Stock Plan and the 2005 Stock Incentive Plan. Restricted stock can be voted, but is subject to forfeiture risk or other restrictions. RSUs are awarded to employees in certain foreign jurisdictions. Prior to vesting, a holder of RSUs does not have the right to vote the underlying shares; however, the RSUs accrue dividend equivalents, which are paid when the RSUs vest. The RSUs vest in three equal increments over three years. Upon vesting, the holder of RSUs is entitled to receive one share of Newmont Common Stock for each restricted stock unit.

(3)

Equivalent  shares of Newmont Common Stock held by the trustee of the Company’s Retirement Savings Plan. Each participant in such plan instructs the trustee as to how the participant’s shares should be voted.

(4)	Shares of Newmont Common Stock that the directors or executive officers have the right to acquire through stock option exercises within 60 days after February 27, 2007.
(5)

Mr. Hamson’s  ownership includes 97,430 Newmont CDIs representing beneficial ownership of 9,743 shares of Newmont Common Stock on a ten-for-one basis, 2,421 shares of Newmont Common Stock and 2,603 director stock units. See footnote 1 above for a description of director stock units. Mr. Hamson shares voting and investment power with respect to 48,000 Newmont CDIs (representing 4,800 shares of Newmont Common Stock on a ten-for-one basis) held through an Australian proprietary company, as trustee for the benefit of Mr. Hamson’s spouse.

(6)

Mr. Prescott’s  ownership includes 1,600 shares of Newmont Common Stock held in trust for Mr. Prescott’s Superannuation Fund. Mr. Prescott’s  spouse is also a director of the trust. Mr. Prescott shares voting and investment power with his spouse.

(7)	Mr. Schulich holds Newmont Exchangeable Shares that are exchangeable one-for-one for Newmont Common Stock.
(8)	Mr. Lassonde’s ownership includes 2,429,931 Newmont Exchangeable Shares that are exchangeable one-for-one for Newmont Common Stock.

Stock Ownership of Certain Beneficial Owners.

The following table sets forth information with respect to each person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities. The share information contained herein is based on filings with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percentage of Class

Capital Research and Management Company	Common Stock		(1)	11.9%
333 South Hope Street Los Angeles, CA 90071

(1)

As  of December 31, 2006, Capital Research and Management Company (“CRMC”) beneficially owned 50,338,000 shares of Newmont Common Stock. CRMC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 that provides investment advisory services to various investment companies registered under Section 8 of the Investment Company Act of 1940. CRMC reported that it had sole power to dispose of all such shares and sole voting power to vote 19,940,000 shares. It did not share power to vote or to dispose of any shares. It disclaimed beneficial ownership of all reported shares.

Directors Compensation.

The annual compensation for non-employee directors for their service on the board of directors is set forth in the following table. Messrs. Murdy and Lassonde do not receive compensation for their service as directors.

Annual Retainer:	$50,000 for each Director
$15,000 for Lead Director
$15,000 for the Chairman of the Audit Committee
$ 5,000 for each Audit Committee Member
$ 5,000 for the Chairman of each Standing Committee, other than the Chairman of the Audit Committee

Attendance Fees:	$ 1,500 for each Board Meeting
$ 1,500 for each Board Committee Meeting

Stock Award:	$75,000 of Newmont Common Stock or director stock units each year under the 2005 Stock Incentive Plan. The fair market value is determined on the award date, the first business day following election by the Board or re-election at the Company’s Annual Meeting.

Charitable Gift Program:

$2,500 annual charitable contribution by Newmont made in the name of the Board member

$2,500 annual matching contribution to charitable organizations

$5,000 annual matching contribution to educational organizations

The following table shows the compensation paid to the Company’s non-employee directors for the year ended December 31, 2006:

2006 Directors Compensation

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)		All Other Compensation(3) ($)		Total ($)
Glen A. Barton	$87,658	$75,000		$10,000		$172,658
Vincent A. Calarco	$83,301	$75,000		$9,500		$167,801
Noreen Doyle	$76,823	$75,000		$2,500		$154,323
Veronica M. Hagen	$64,440	$75,000		—		$139,440
Michael S. Hamson	$78,158	$75,000		$2,500		$155,658
Leo I. Higdon, Jr.(4)	$42,943	—		—		$42,943
Robert J. Miller	$70,158	$75,000		—		$145,158
Robin A. Plumbridge	$93,158	$75,000		—		$168,158
John B. Prescott	$68,658	$75,000		$10,000		$153,658
Donald C. Roth	$71,658	$75,000		$5,000		$151,658
Seymour Schulich(5)	$61,158	—	(6)	$381,772	(7)	$442,930
James V. Taranik	$69,158	$75,000		$4,500		$148,658

(1)	Mr. Murdy and Mr. Lassonde are not shown in this table, as they are employees of the Company. Their compensation is shown in the Summary Compensation Table on page 35.
(2)

For  2006, all non-employee directors elected to receive $75,000 in the form of director stock units except for Messrs. Barton, Miller and Plumbridge who previously elected to receive their award in the form of the Company’s common stock. Amounts shown represent dollar amounts recognized for 2006 (the grant date fair value) for financial statement reporting purposes under Statement of Financial Accounting Standard No. 123R. The number of shares of common stock (1,300) was calculated based on the fair value of the Company’s common stock on April 26, 2006 by taking the average of the high and low sales prices for a share of common stock on the New York Stock Exchange for such date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation and Management Development Committee of the Board of Directors.

(3)	The amounts shown represent charitable contributions under the directors compensation program, unless otherwise noted.
(4)	Mr. Higdon resigned from the Board on April 25, 2006.
(5)	Mr. Schulich has declined to stand for re-election to the Board at the 2007 Annual Meeting of Stockholders.
(6)	Mr. Schulich does not participate in the 2005 Stock Incentive Plan.
(7)	The amount shown represents payments of $75,000 and $250,000 as described in Agreements on page 11 and $56,772 for personal use of administrative assistance services.

Outstanding Awards. The following table shows outstanding equity compensation for all non-employee directors of the Company:

	Option Awards			Stock Awards
Name	Aggregate Stock Options Outstanding(1) (#)	Option Exercise Price ($)	Option Exercise Date	Aggregate Director Stock Units Outstanding (#)	Market Value of Outstanding Director Stock Units ($)
Glen A. Barton	1,334	$28.11	5/16/2012	—	—
	1,591	$23.57	11/21/2012	1,303	$58,830
Vincent A. Calarco	—	—		2,603	$117,525
Noreen Doyle	—	—		2,424	$58,695
Veronica M. Hagen	—	—		2,424	$58,695
Michael S. Hamson	—	—		2,603	$117,525
Robert J. Miller	—	—		1,303	$58,830
John B. Prescott	—	—		2,603	$117,525
Donald C. Roth	—	—		2,603	$117,525
James V. Taranik	—	—		2,603	$117,525

(1)	Mr. Barton was granted options under the terms of a prior non-employee director compensation program. The Company no longer grants stock options to non-employee directors.

Retirement. The Company has no current retirement plan for non-employee directors, but certain non-employee directors serving on the Board have been grandfathered under the previous plan. On retirement from the Board of Directors at any time after attaining age 65, a non-employee director who was serving on the Board of Directors on January 27, 1999 and who has served for at least ten consecutive years as a director of the Company is entitled to be paid an annual sum of $50,000 for life.

Agreements. As a director of the Company during 2006, Mr. Schulich was entitled to receive the annual cash retainer and attendance fees described above and to participate in the charitable gift program. Mr. Schulich also receives; (a) $75,000 in cash per year for serving as the non-executive chairman of Newmont Capital Limited, a wholly-owned subsidiary of the Company (“Newmont Capital”), and (b) $250,000 in cash per year pursuant to a Consulting Agreement with Newmont Capital, entered into on April 1, 2002, as amended in 2004 and 2005 and expiring on March 31, 2008, under which he provides general merchant banking advice and guidance. Mr. Schulich is entitled to a payment of $750,000 upon termination of the Consulting Agreement by either party. Mr. Schulich does not participate in the 2005 Stock Incentive Plan.

Wayne W. Murdy, Chairman and Chief Executive Officer, is a party to agreements described in the Executive Agreements section on page 33.

Pierre Lassonde, former President of the Company and a director, is a party to agreements described in the Executive Agreements section on page 33.

Annual Review of Director Compensation. The Board reviews director compensation on an annual basis, considering time commitments, comparison data and advice of compensation consultants. This compensation program has been in place since November 2005. In October 2006, the Board decided to make no additional changes to director compensation for 2007.

Share Ownership Guidelines. All directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment of the interests of the directors and the stockholders, each director is expected to own, or acquire within three years of becoming a director, shares of common stock of the Corporation having a market value of three times the annual cash retainer payable under the Corporation’s director compensation policy. All directors meet the share ownership guidelines.

Committees of the Board of Directors and Attendance.

Attendance at Meetings. During 2006, the Board of Directors held eight meetings. Each incumbent director attended 75% or more of all meetings of the Board of Directors and committees of the Board of Directors on which he or she served. It is the policy and practice of the Company that nominees for election at the Annual Meeting of Stockholders attend the meeting. All but one of the 14 nominees for election to the board attended the 2006 Annual Meeting of Stockholders held on April 25, 2006.

Board Committees. The Board of Directors has, in addition to other committees, Audit, Compensation and Management Development, Corporate Governance and Nominating and Environmental, Health and Safety Committees. All members of these four committees are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The current members of these committees are:

Audit Committee	Compensation and Management Development Committee	Corporate Governance and Nominating Committee	Environmental, Health and Safety Committee
Robin A. Plumbridge, Chairman	Glen A. Barton, Chairman	Vincent A. Calarco, Chairman	James V. Taranik, Chairman
Vincent A. Calarco	John B. Prescott	Glen A. Barton	Veronica M. Hagen
Noreen Doyle	Donald C. Roth	Robert J. Miller	Robert J. Miller
Michael S. Hamson		Donald C. Roth	John B. Prescott

Audit Committee. The Audit Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent auditors, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company’s independent auditors. The Audit Committee is responsible for confirming the independence and objectivity of the independent auditors. The Audit Committee is also responsible for preparation of the annual report of the audit committee for public disclosure in the Company’s proxy statement. Unrestricted access to the Audit Committee is given to the Company’s independent auditors, the Vice President and Controller and the Group Executive of Internal Audit. During 2006, the Audit Committee held eight meetings.

The Board of Directors has determined that each of the members of the Audit Committee is an Audit Committee Financial Expert, as a result of their knowledge, abilities, education and experience.

Compensation and Management Development Committee. The Compensation and Management Development Committee (the “Compensation Committee”), consisting entirely of independent directors, is responsible for discharging the responsibilities of the Board of Directors relating to management development and compensation of the Company’s directors, Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for overseeing the preparation of the Compensation Discussion and Analysis and preparing the report on executive compensation for public disclosure in the Company’s proxy statement. During 2006, the Compensation Committee held three meetings.

The Chairman and Chief Executive Officer, the Senior Vice President, Human Resources and the General Counsel or Corporate Secretary generally attend for part of each meeting. Compensation consultants are invited to attend from time-to-time to address specific topics. An executive session is generally held at the end of each meeting. The Chairman sets the agenda for each meeting, in consultation with management representatives and other Compensation Committee members. The Chairman of the Committee provides regular reports to the Board of Directors regarding actions and discussion at Committee meetings.

The Compensation Committee has a Charter, which is reviewed annually. The Compensation Committee has full authority to determine the components and amounts of executive compensation. Awards of stock-based compensation (stock options, restricted stock or restricted stock units) are subject to ratification by the full Board of Directors. The Compensation Committee considers and recommends actions regarding director compensation to the full Board.

The Compensation Committee has the authority to retain at the Company’s expense experts with special competencies, including legal, accounting and compensation. The Compensation Committee has the sole authority to terminate the engagement of such experts and to approve the fees and other terms of retention of such experts.

The Compensation Committee may form and delegate authority to subcommittees when appropriate. Under the policies of the Board of Directors, the Compensation Committee may not delegate authority to grant stock options.

The Compensation Committee is supported by compensation experts in the Company’s Human Resources Department. In addition, the Compensation Committee consults with external compensation experts from time to time in setting executive and director compensation. During 2006, the Compensation Committee and/or the Company considered information and recommendations of three compensation consultants: the Hay Group, Mercer Human Resources Consulting and Frederic W. Cook and Co., Inc. The Hay Group and Mercer are retained by management but provide data, input and recommendations that are considered by the Compensation Committee in its deliberations. The Hay Group and Mercer also provide services that are unrelated to Compensation Committee actions. Mr. Cook is engaged solely by the Compensation Committee, and provides no services or advice directly to management.

In 2005, management and the Compensation Committee requested that Mercer conduct a comprehensive review of executive compensation programs, considering benchmark data from comparable companies, best practices in plan design, industry-specific factors and alignment of interests with the stockholders. Mercer continues to be consulted from time-to-time on plan design and other compensation issues.

The Hay Group provides competitive data on an on-going basis regarding executive salaries and total compensation, using benchmark information compiled from public and proprietary sources.

During 2006, both Mercer and the Hay Group were requested to review benchmark information regarding director compensation and provide a report and recommendations to the Compensation Committee regarding the amounts and design of director compensation. The Compensation Committee reviewed the recommendations and determined to make no additional changes at this time.

Mr. Cook is consulted from time to time directly by the Compensation Committee for advice regarding trends in executive and director compensation, and for independent review of the reasonableness of the decisions made by the Compensation Committee. In particular, Mr. Cook reviewed and advised the Compensation Committee regarding Mr. Murdy’s salary and benefits and compliance with compensation disclosure requirements.

Compensation Committee Interlocks and Insider Participation. The Compensation and Management Development Committee is composed entirely of independent directors. None of the members of the Compensation Committee was or is an employee of the Company.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, consisting entirely of independent directors, proposes to the Board of Directors slates of directors to be recommended for election at the Annual Meeting of Stockholders (and any directors to be elected by the Board of Directors to fill vacancies) and slates of officers to be elected by the Company’s Board of Directors. It also advises the Board of Directors on various corporate governance issues, and leads the Board of Directors in its annual review of the Board’s performance. During 2006, the Corporate Governance and Nominating Committee held four meetings.

Environmental, Health and Safety Committee. The Environmental, Health and Safety Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of environmental, health and safety issues, the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to environmental, health and safety issues and management of risk related to environmental, health and safety issues. During 2006, the Environmental, Health and Safety Committee held two meetings.

Corporate Governance.

Corporate Governance Guidelines and Charters. The Company has adopted Corporate Governance Guidelines that outline important policies and practices regarding the governance of the Company. In addition, each of the Audit, Compensation and Management Development, and Corporate Governance and Nominating Committees has adopted a charter outlining responsibilities and operations. The Corporate Governance Guidelines and the charters are available at www.newmont.com under the Investor Information section and are available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203.

Lead Director. The Board of Directors has elected a lead, independent director who presides over non-management directors sessions scheduled at each regular Board meeting. The lead director serves as liaison between the Chairman and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any legitimate concerns of stockholders or interested parties of which he or she becomes aware. On April 26, 2006, the Board of Directors re-elected Glen A. Barton to serve as lead director until his successor is approved.

Communications with Stockholders or Interested Parties. Any stockholder or interested party who desires to contact the Company’s lead director, the non-management directors as a group or the other members of the Board of Directors may do so by writing to the Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA. Any such communication should state the number of shares owned, if applicable. The Secretary will forward to the lead director any such communication addressed to him, the non-management directors as a group or to the Board of Directors generally, and will forward such communication to other board members, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, auditing or fraud will be forwarded immediately to the Chairman of the Audit Committee.

Director Nomination Process. Newmont has established a process for identifying and nominating director candidates that has resulted in the election of a highly-qualified and dedicated Board of Directors. The following is an outline of the process for nomination of candidates for election to the Board: (a) the Chairman and Chief Executive Officer, the Corporate Governance and Nominating Committee or other members of the Board of Directors identify the need to add new Board members, with careful consideration of the mix of qualifications, skills and experience represented on the Board of Directors; (b) the Chairman of the Corporate Governance and Nominating Committee coordinates the search for qualified candidates with input from management and other Board members; (c) the Corporate Governance and Nominating Committee engages a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (d) selected members of management and the Board of Directors interview prospective candidates; and (e) the Corporate Governance and Nominating Committee recommends a nominee and seeks full Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of Newmont’s stockholders. During 2006, the Board engaged a search firm, Spencer Stuart, to assist in identifying and evaluating potential new directors.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity and values; (b) commitment to representing the long-term interest of the stockholders; (c) broad experience at the policy-making level in business, government, education, technology or public interest; and (d) sufficient time to effectively fulfill duties as a Board member. The Corporate Governance and Nominating Committee considers any candidates submitted by stockholders on the same basis as any other candidate. Any stockholder proposing a nomination should submit such candidate’s name, along with a curriculum vitae or other summary of qualifications, experience and skills to the Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA.

Majority Voting Policy. If a nominee for director does not receive the vote of at least a majority of votes cast at an Annual Meeting of Stockholders, it is the policy of the Board of Directors that the director will tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee will make a recommendation to the Board, and the Board will determine, whether to accept or reject the tendered resignation, taking into account all of the facts and circumstances. The director who has tendered his or her resignation will not take part in the deliberations.

Retirement Age. The Company’s retirement policy for non-employee directors provides that, except at the request of the Board of Directors, no non-employee director may stand for reelection to the Board after reaching age 72. In 2006, the Board invited Mr. Plumbridge to stand for re-election to the Board at the 2007 Annual Meeting of Stockholders, even though he has achieved retirement age, in light of his significant and valuable experience in the gold mining industry. Unless otherwise agreed in advance, employee directors retire from the Board of Directors when they retire from employment with the Company. Mr. Lassonde will retire from employment with the Company in 2007, but will stand for re-election to the Board at the invitation of the Board.

Code of Business Ethics and Conduct. Newmont has adopted a Code of Business Ethics and Conduct applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller and other persons performing financial reporting functions. The Code is available through the Investor Information section of the Company’s web site at www.newmont.com and is available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will timely disclose on its web site amendments to, or waivers from, certain provisions of the Code that apply to the Company’s directors or executive officers.

Related Person Transactions. The Board has adopted written policies and procedures for approving related person transactions. Any transaction with a related person, other than transactions available to all employees generally or involving aggregate amounts of less than $120,000 must be approved or ratified by the Audit Committee, the Compensation Committee for compensation matters or disinterested members of the Board. The policies apply to all executive officers, directors and their family members and entities in which any of these individuals has a substantial ownership interest or control.

The following transactions with related persons have been approved in accordance with this policy: (a) the donation for the benefit of the Mackay School of Earth Sciences and Engineering, Dr. Taranik’s employer, described on page 7, (b) the employment and consulting arrangement with Mr. Lassonde, described on page 33, (c) the consulting arrangement with Mr. Schulich, described on page 11, and (d) all executive compensation matters.

Report of the Compensation and Management Development Committee on Executive Compensation

The Compensation and Management Development Committee of the Board of Directors (the “Compensation Committee”) is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Compensation Committee has adopted a Charter that describes its responsibilities in detail and the Compensation Committee and Board review and assess the adequacy of the Charter on a regular basis. The Compensation Committee has the responsibility of taking the leadership role with respect to the Board’s responsibilities relating to compensation of the Company’s key employees, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers. Additional information about the Compensation Committee’s role in corporate governance can be found in the Compensation Committee’s Charter, available on the Company’s web site at www.newmont.com under the Investor Relations section.

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. The Compensation Discussion and Analysis is incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Glen A. Barton, Chairman

John B. Prescott

Donald C. Roth

Compensation Discussion and Analysis

Overview.

Introduction. The Company is one of the world’s largest gold producers and the only gold company included in the Standard & Poor’s 500 Index. Given its size and philosophy to avoid gold price hedging, the Company’s share price is heavily influenced by gold prices and other commodity prices. Therefore, the Company’s executive compensation plans are designed to create a balance between results within the control of the Company’s management and absolute share price performance in the short term and over time.

The Compensation and Management Development Committee of the Company’s Board of Directors (the “Compensation Committee”) sets total compensation for the Company’s executive officers, including the Chief Executive Officer, Chief Financial Officer and other executive officers specified below (the “Named Executive Officers”) by evaluating all of the elements of compensation on an annual basis. This evaluation includes:

•	review of target and maximum payouts under bonus plans

•	evaluation of the balance between cash and stock compensation

•	evaluation of the balance between short-term and long-term incentive compensation and the effectiveness of each component of compensation

•	calculation of total annual compensation of each Named Executive Officer

•	preparation of tally sheets showing components of executive compensation

•	preparation of summary payouts under potential termination scenarios

•	review of the accumulated value of restricted stock and unrealized stock option gains

•	consideration of the value of pension and other benefit plans

•	comparisons to compensation packages provided to executive officers by comparable companies, to gain perspective and context

•	comparison of equity grant practices with other companies of similar size and in similar industries

•	analysis of whether compensation is aligned with the interests of stockholders

•	consideration of the value of all special benefits and perquisites

•	consideration of the tax deductibility and accounting implications of executive compensation

Based on this evaluation, the Compensation Committee has concluded that the total compensation package is reasonable, competitive and appropriately designed to attract, retain and motivate the Company’s executive officers. The Compensation Committee believes that the total compensation package is aligned with the long-term interests of the stockholders.

The Compensation Committee has also reviewed equity grant values and has concluded that the value of the Chief Executive Officer’s equity compensation package is closely aligned with shareholder returns. The value of Mr. Murdy’s stock options and unvested restricted stock, taking into account gains from stock option exercises and vesting of restricted stock, declined 21% during 2006.

Compensation Philosophy and Strategy. Newmont’s compensation philosophy and strategy is focused on linking the interests of the stockholders and management, ensuring the ability to attract, retain and motivate a highly skilled executive team, and providing a reward system that ties the Company goals to individual and business plan performance. The following are key elements that guide the compensation philosophy and strategy:

•

The elements of compensation and benefits for executives will be determined and regularly reviewed through the use of both internal and external independent advisors, taking into consideration the performance of the Company and external market practices.

•

A significant part of the compensation and incentive programs is linked to the achievement of “stretch” performance targets that focus on both the short-term and long-term growth of the Company, with payment dependent upon achievement of minimum threshold performance.

•	Incentive compensation will be balanced between short-term and long-term performance factors while taking into consideration the impact of gold price fluctuations on business performance over time.

•

The Company will not fully isolate compensation results from gold price movements, but will provide a balanced program that allows for opportunities to earn rewards for controllable results in addition to absolute improvements in performance.

•	Salary compensation decisions take into account the industry sector and general business comparisons to ensure salary administration is aligned with the broader market.

•	Compensation programs will be transparent in design and operate to ensure that they motivate achievement of goals that are aligned with the long-term best interests of the Company’s stockholders.

•	Compensation metrics are linked to financial measures reported in the Company’s financial statements to avoid manipulation and provide a clear measurement to motivate employee performance.

Comprehensive Compensation Review. Over the past several years, the Company and the Compensation Committee have conducted a comprehensive review of executive compensation programs to evaluate whether its programs are aligned with the elements of its compensation philosophy and strategy. This review included a detailed evaluation of the Company’s business structure and economics, the impact of these factors on potential compensation outcomes and a review of the external market environment for executive compensation. In addition, the Compensation Committee completed an assessment of tally sheets of executive compensation showing: (a) total annual compensation including salary, cash bonus, equity, dividends on stock and any other compensation; (b) intermediate and long-term compensation including fair value of restricted stock and stock option grants; (c) other compensation, including annual Company matching contributions in retirement savings plans, annual increase in qualified and non-qualified retirement plans and annual cost of life insurance; and (d) accrued benefit amounts including qualified and non-qualified defined benefits and total account balance of Company match in deferred compensation plans. The Company and the Compensation Committee also review termination payout reports that include estimated payout and benefit calculation in the event of a change of control, job elimination, early retirement, termination for cause and retirement at the age of 62.

As a result of this review, the Company and Compensation Committee have taken steps to increase alignment with the elements of the Company’s compensation philosophy and strategy as follows:

•	enhanced the transparency of bonus plans by developing performance metrics that are more objective and understandable

•

eliminated an intermediate incentive bonus program, replacing it with the Corporate Performance Bonus and Stock Incentive Bonus programs outlined below, with resulting lower target bonus levels and reward payments

•	increased the proportion of total compensation paid in salary, in light of the cyclical nature of the Company’s business

•	reduced target award amounts for Personal Performance Bonuses

•

eliminated the value of restricted stock as an element of compensation in determining payments under the Company’s Pension Equalization Plan and Executive Change of Control Plans on a going-forward basis

•	revised compensation and benefit plans to clarify that certain amounts will not be paid under any plans in the case of termination for cause

•	revised and broadened the definition of cause in a number of plans

•	revised the Severance Plan to include a provision for clawback of benefits if the Company uncovers misconduct

•	eliminated “single trigger” change of control cash payment arrangement to the Chief Executive Officer

•	established stock ownership guidelines for all executives

Committee Process. When making compensation decisions for Named Executive Officers, the Compensation Committee takes many factors into account, including the individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns and the individual’s historical compensation. In addition, the Compensation Committee considers the performance of the Company and the executive’s contribution to that performance. Finally, the Compensation Committee compares Named Executive Officer compensation against external market data and how the compensation levels of the executives compare to each other. All decisions relating to the Chief Executive Officer’s compensation are made by the Compensation Committee in executive session, without management present.

Current Compensation.

Summary. For 2006, the executive compensation program contained five elements designed to achieve the compensation strategy, along with a package of benefit plans designed to complement the compensation components described below.

In setting the amounts for each of the components, the Compensation Committee considered the input from compensation experts in the Company’s Human Resources Department, the recommendations from compensation consultants and comparison data. The comparison data, in all cases, were used to gain perspective and context, not to drive decision-making.

In recent years the Hay Group has provided an annual analysis of executive compensation in comparison to general industry and mining industry executive compensation to the Compensation Committee. The Hay Group compiles executive compensation data of more than 440 companies for the general industry comparison and over 152 companies for the mining industry comparison. The Hay Group analysis reviews total compensation and the individual categories of base salary, short-term incentives and long term incentives. The Compensation Committee reviews both general industry data and mining industry data to ensure that the Company’s compensation strategy is reasonable within the larger context of general industry, as well as refined to the specific circumstances of the mining industry to allow the Company to attract and retain necessary talent. The Company also reviews compensation information in the annual proxy statements of the following companies: Barrick Gold Corporation, Anglogold Ashanti, Ltd., Devon Energy Corporation, Anadarko Petroleum Corporation, Freeport-McMoRan Copper & Gold, Inc., Phelps Dodge Corporation (n/k/a Freeport), Apache Corporation, Kinross Gold Corporation, and Transocean Inc. In general, the Company targets total compensation (salary, short-term and long-term) at the 75th percentile of competitive positions in general industry and the mining industry. The combination of competitive base salaries, annual incentives paid in cash, intermediate term incentive compensation paid in the form of restricted stock, and stock options comprises a highly effective and motivational executive compensation program. This works to attract and retain talented executives and strongly aligns the interests of senior management with those of stockholders in seeking to achieve, over time, above-average performance.

Base Salary. The Compensation Committee reviews executive base salaries annually. The Company targets base salary for key executives between the median and the 75th percentile of competitive positions in the mining industry and in general industry. The Hay Group analysis of general industry executive compensation and mining industry executive compensation is the source for data. The Compensation Committee believes that setting the salaries at this level provides an appealing baseline for attracting and retaining strong leaders in the current tight market for key talent in the mining industry.

In setting the salary of the Chief Executive Officer for 2006 and 2007, the Compensation Committee reviewed the Hay Group data as well as additional data from Mercer Human Resources Consulting, another external compensation consultant. The Compensation Committee also considered Company and personal performance of the Chief Executive Officer, along with the performance assessment from the other Board members. In February 2007, the Compensation Committee determined that the Chief Executive Officer’s salary would remain unchanged from its level for 2006. The Company’s share price performance was a significant factor in the decision-making process.

In setting salaries of the other Named Executive Officers in late 2006, the Compensation Committee reviewed market data from the Hay Group, again considering both mining and general business comparisons. In addition, the Compensation Committee considered the recommendations of the Chief Executive Officer regarding salaries and the scope of the positions in light of the Company’s organization structure. In particular, Messrs. O’Brien, Enos and Harquail assumed additional responsibilities in connection with the resignations of Mr. Lassonde and Mr. Hansen as executive officers.

Based on the foregoing review, the Compensation Committee set the following base salaries for the Named Executive Officers as follows:

Named Executive Officer Salaries

Name	2006 Base Salary ($)	2007 Base Salary ($)
Wayne W. Murdy	$1,000,000	$1,000,000
Richard T. O’Brien	$495,000	$580,000
Pierre Lassonde	$805,891	$250,000
Thomas L. Enos	$495,000	$580,000
David Harquail	$379,000	$475,000
Bruce D. Hansen	$495,000	—

Mr. Hansen resigned from the Company in November 2006. Mr. Lassonde resigned as President on December 31, 2006, but will remain as an employee until April 2007, after which he will continue to serve as Vice Chairman of the Board of Directors and consultant to the Company.

Executive Award Program Target Amounts. The Compensation Committee has established target cash and equity incentive awards for its executives, based on level of responsibility and an analysis of total compensation for comparable positions within general industry and the mining industry. In any year, the Compensation Committee adjusts the actual payments based on the factors described below. During 2006, the target awards were as follows:

Executive Award Program Target Amounts

Name	Corporate Performance Bonus as a Percentage of Base Salary	Personal Performance Bonus as a Percentage of Base Salary	Stock Incentive Bonus as a Percentage of Base Salary	Stock Option Target (# of Shares)
Wayne W. Murdy	67	33	135	90,000
Richard T. O’Brien	40	20	75	40,000
Pierre Lassonde	45	25	90	60,000
Thomas L. Enos	40	20	75	40,000
David Harquail(1)	40	20	75	40,000
Bruce D. Hansen	40	20	75	40,000

(1)

Until October 2006 when he was promoted, the target amounts for Mr. Harquail were as follows: 34% target Corporate Performance Bonus, 16% target Personal Performance Bonus, 55% target Stock Incentive Bonus and 20,000 stock options. Bonus awards were payable based on pro-rated target amounts.

Corporate Performance Bonuses and the Personal Performance Bonuses are paid under the Company’s Annual Incentive Compensation Payroll Practice, a written description of how these Bonuses are calculated and paid. Stock Incentive Bonuses are awarded according to the Company’s Employee Performance Incentive Payroll Practice, a written description of how this Bonus is calculated and paid. Both the Stock Incentive Bonus and stock options are awarded under the Company’s 2005 Stock Incentive Plan, approved by the stockholders in April 2005. Mr. Hansen resigned as an executive officer in September 2006 and was not eligible for Performance Bonuses or a Stock Incentive Bonus for 2006. Mr. Lassonde is eligible for Performance Bonuses because he continues to be employed by the Company.

Corporate Performance Bonuses, Personal Performance Bonuses and Stock Incentive Bonuses for 2006 were determined as described below and awarded in February 2007 after finalization of the Company’s financial statements for the year. Stock options were awarded in April 2006, in accordance with the Company’s policy that stock options are generally granted one time per year, at the meeting of the Board of Directors held on the same day as the Annual Meeting of Stockholders. The process and considerations for awarding stock options are described in more detail below.

Corporate Performance Bonus. The Corporate Performance Bonus provides an annual reward based on four publicly-reported metrics designed to balance short-term and long-term factors, business performance and successful investment in and development of Newmont assets. The Compensation Committee and Board of Directors review and set the performance metrics and target level of eligibility annually. The amounts of 2006 Corporate Performance Bonuses earned by the Named Executive Officers are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 35. The 2006 targets were a mix of demanding financial, production, and reserve growth targets(1):

2006 Corporate Performance Bonus Metrics

Bonus Metric	Weighting	Minimum – 50%	Target – 100%	Maximum – 200%
Equity Gold Sales	25%	5,869,000 ounces	6,023,000 ounces	6,178,000 ounces
Equivalent Costs Applicable to Sales Per Ounce	25%	$270	$257	$244
Operating Cash Flow	25%	$954,030,000	$1,031,384,000	$1,108,738,000
Reserve Additions, Net of Depletion	25%	1% Reduction in Gold Reserves	1% Increase in Gold Reserves	3% Increase in Gold Reserves

(1)

The targets were adjusted during the year, as permitted by the bonus guidelines, to reflect the divestitures of the Holloway mine in Canada and the Company's interest in the Zarafshan-Newmont Joint Venture in Uzbekistan.

Equity Gold Sales Metric: The gold sales metric focuses employees on achieving budgeted amounts of gold sales. The metric also provides incentive to bring various projects into production in a timely manner. These targets are adjusted for acquisitions and divestitures during the year, if any.

Equivalent Costs Applicable to Sales Metric: The cost metric balances the gold production metric by encouraging efficient production of both gold and copper. The cost metric is designed to promote implementation of Company-wide cost control measures. Copper costs are factored into the metric based on a conversion ratio of 0.003 ounces gold equivalent for each pound of copper, based on budgeted prices and volumes for each metal.

Operating Cash Flow Metric: The cash flow metric is designed to promote the Company’s cash generating capacities. It is based on budgeted Annual Cash Provided by Operating Activities as shown on the Company’s financial statements. The calculation excludes individual payments of more than $10 million for unbudgeted liabilities.

Reserve Additions, Net of Depletion, Metric: The reserve growth metric promotes the discovery of new gold deposits and successful completion of the work needed to report these discoveries as proven and probable reserves. In a business that depletes its reserves every year through production, just maintaining the level of reserves from one year to the next is a substantial challenge. In order to promote growth in reserves, amounts acquired by acquisition are included in reserve increases.

The Company and the Compensation Committee believe that these metrics contribute to a balanced approach of driving both short-term and long-term share price appreciation.

Calculation of Corporate Performance Bonuses: If the Company achieves its targeted performance for each of the metrics, the payout percentage for the Corporate Performance Bonus is paid at 100%. If the maximum amounts for each metric are achieved or exceeded, the payout percentage for the Corporate Performance Bonus is 200%. If the minimum amounts are not achieved for a particular metric, no Corporate Performance Bonus is payable for that metric. For performance between the minimum and maximum for any metric, the amount is prorated to result in a payout percentage between 0% and 200%.

For 2006, the payout percentage for the Corporate Performance Bonus was 92%, calculated as follows. To calculate the Corporate Performance Bonus for each of the executives, the relevant percentage of base salary was multiplied by 92%.

2006 Corporate Performance Bonus Calculation

Bonus Metric	2006 Performance	Performance Percentage	Factor Weighting (%)	Payout Percentage
Equity Gold Sales	5,782,000 ounces	0%	25%	0%
Equivalent Costs Applicable to Sales Per Ounce	$294	0%	25%	0%
Operating Cash Flow	$1,237,000,000	200%	25%	50%
Reserve Additions, Net of Depletion	2.36% Growth in Gold Reserves	168%	25%	42%
Total				92%

The Compensation Committee evaluates the mix of metrics, target levels and weightings each year to ensure that the programs reflect the Company’s goals of achieving accountability, stockholder alignment and transparency. The Compensation Committee may adjust the payout percentage based on factors unforeseen when the original targets were set. The Compensation Committee recognizes the responsibility for ensuring accountability, stockholder alignment and transparency as to the manner in which it exercises discretion for executive rewards. In the event the Compensation Committee exercises discretion to award bonuses on a basis different than the Corporate Performance Bonus formula set at the beginning of the year, either positively or negatively, the decision and rationale will be fully disclosed. No adjustments were made for 2006 performance bonuses.

Personal Performance Bonus. Individual performance is measured against specific leadership objectives and the values of the Company. In assessing personal performance, the Compensation Committee reviews the Named Executive Officer’s progress on leadership objectives and embodiment of Company values and then determines Personal Performance Bonuses for the year. In the cases of the Named Executive Officers other than Mr. Murdy, Mr. Murdy provides recommendations regarding Personal Performance Bonuses. The amounts of Personal Performance Bonuses approved by the Compensation Committee for the Named Executive Officers for 2006 are shown in the Bonus column of the Summary Compensation Table on page 35.

The Compensation Committee’s determination of the amounts of Personal Performance Bonuses is subjective, not subject to mathematical precision. Accordingly, it is a comparatively small percentage of total compensation for the Named Executive Officers. In determining the amounts of 2006 Personal Performance Bonuses, the Compensation Committee weighed individual contributions to Company goals. In particular, through the efforts of the Named Executive Officers and others, the Company exceeded its goals relating to operating cash flow and replacement of proven and probable gold reserves. Equity gold sales and cost goals were not achieved, although the Company achieved annual gold sales and costs within the range that had been revised during the year to reflect changed circumstances at various operations. The Company generated record earnings of $791 million in 2006 ($1.76 per share) versus $322 million ($0.72 per share) in 2005. The Named Executive Officers also made progress on improving safety records, reducing general and administrative costs and developing an enhanced suite of environmental performance metrics designed to provide tangible measures of success in achieving the Company’s goal of industry excellence. Improved financial and operating performance during the fourth quarter of 2006, resulting from changes made in the Company’s operations, was also noted. The Compensation Committee also considered the Company’s share price performance compared to peer companies and gold price indices. In the case of Mr. Murdy’s performance, the Compensation Committee noted compound annual returns to shareholders of 17% in the six years since he became Chief Executive Officer in 2001.

Stock Incentive Bonus. To balance short-term performance with the need for sustainable results, the Company awards Stock Incentive Bonuses as an intermediate reward scheme. This reward is delivered in restricted stock or restricted stock units, in the case of Mr. Lassonde, which vest in equal annual increments over three years. The reward is measured on the same corporate performance metrics as used in calculating the Corporate Performance Bonus. Therefore, to calculate the 2006 Stock Incentive Bonus for each of the executives, the target percentage of base salary was multiplied by 92%. The dollar amount is converted to restricted stock or restricted stock units using the fair market value of the Company common stock on the date of grant. The fair market value is the average of the high and low sales price of the Company’s common stock on the New York Stock Exchange on grant date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee.

Stock Incentive Bonuses were paid on February 7, 2007 for 2006 performance in the following amounts:

2006 Stock Incentive Bonuses

Name	Fair Market Value ($)	Number of Shares (#)
Wayne W. Murdy	$1,242,000	27,613
Richard T. O’Brien	$353,338	7,856
Pierre Lassonde	$662,025	14,719
Thomas L. Enos	$353,338	7,856
David Harquail	$220,307	4,898

In 2009 and subsequent years, the payout percentage will be calculated for 2008 performance and thereafter as a three-year average of Corporate Performance Bonus payouts with the following weightings:

Year 1:	20%
Year 2:	30%
Year 3:	50% (most recent year)

The Company is phasing in the three-year weighting for 2008 and 2009 Stock Incentive Bonuses. In 2008, the weighting will be 40% 2006 results and 60% 2007 results. This alignment of incentive rewards ensures clear ties to the business plans and the corporate long-term vision and goals. Payout of this incentive drives multiple year performance.

Dividends are paid on restricted stock and accrued until vesting for restricted stock units. In the case of restricted stock, the stock is issued and outstanding as of the date of grant, so dividends are paid in the ordinary course. Dividend equivalents are paid on restricted stock units at vesting, so that they are economically similar to restricted stock. Dividends are calculated at the same rate as paid to other stockholders, as approved by the Company’s Board of Directors.

The Company’s business model is designed to provide investors with gold price leverage. Gold price leverage means that Company stockholders should expect to earn returns that are superior to returns that they would earn if they invested in gold bullion directly. To provide executives with upside incentive, if the Company’s annual share price achieves more than two times gold price leverage in any one year, executives earn an additional 15% of their restricted stock target level in shares for that year. If the Company’s annual share price earns returns of three times the return on gold or more, executives could earn 25% more restricted stock to their target grant. Stock Incentive Bonuses for the Named Executive Officers were not modified under this provision for 2006 performance.

Stock Option Awards. Stock options reward executives for growth in the value of Company stock over the long term. This is the high-risk, high-return component of the executive total compensation program because stock options deliver value to an executive only if the share price is above the grant price, and therefore stock price volatility will have a greater impact on total compensation results as compared to restricted stock.

Each executive, including the Named Executive Officers, is assigned a target amount of stock options to be awarded in any year. This target is established based on the anticipated fair value of the stock options as a portion of total compensation, with consideration given to the proportion of fixed versus variable compensation appropriate to each executive. The actual grants to individual executives may be modified from the targeted amount based on an assessment of individual performance. The Compensation Committee also created an additional pool of stock options, up to 10% above the targeted amount, to be awarded in recognition of exceptional individual performance.

Stock options vest in three equal annual installments from the date of grant and have a term of 10 years. However, in the case of death, disability, retirement, change of control or severance, the Company will accelerate the vesting of stock options and alter the term to exercise vested stock options. See the accelerated vesting section on page 32.

During 2006, each of the Named Executive Officers received at least the targeted amount of stock options. In addition, at the recommendation of the Chief Executive Officer, the Compensation Committee awarded to certain Named Executive Officers stock options above the targeted amounts. The stock options were awarded in recognition of exceptional performance during 2005. Mr. O’Brien and Mr. Enos were awarded 5,000 stock options, in addition to the targeted awards. Mr. Harquail was awarded 2,500 stock options, in addition to the targeted award. The numbers and grant date fair values of stock options granted to the Named Executive Officers in 2006 are shown in the 2006 Grants of Plan-Based Awards Table on page 37.

Policies and Process for Granting Stock Options: On an annual basis, the Compensation Committee reviews the rate at which other companies grant stock options and other stock grants in the aggregate for all employees. The Committee reviews data regarding other public companies considered to be in the Materials group of the Standard & Poor’s 500 Index. The Committee has concluded that the Company’s grant rates are significantly lower than the mean grant rates of other companies in the Materials group.

The Company, at the direction of the Compensation Committee, has examined its policies and procedures relating to the grant of stock options. The Company:

•	does not have a program, plan or practice to time stock option grants to its executives in coordination with the release of material nonpublic information;

•	does not set the date of its stock option grants to newly-hired executives in coordination with the release of material nonpublic information;

•	does not plan to time, nor has it timed, the release of material nonpublic information for the purpose of affecting the value of executive compensation; and

•	does not have a program, plan or practice related to setting stock option prices based on the value of the Company’s stock on a date other than the stock option’s actual grant date.

The Company has a written policy governing the grant of stock options. The policy applies equally to grants of stock options to executives and other employees. The policy provides, among other things, that:

•	The Company will not time release of material nonpublic information for the purpose of affecting the value of executive compensation.

•	Stock options will be granted only by the Board of Directors or the committee designated under the applicable stock plan, and authority to grant options will not be delegated to management.

•

Except in extraordinary circumstances considered and approved by the Compensation Committee, stock options will be granted only at Board or Compensation Committee meetings and priced at fair market value on the day of the meeting (as defined in the Company’s stock plan).

•

Stock options will generally be granted annually, at least three days after announcement of financial and operations results for the first quarter of the year. In deviating from this policy, the Compensation Committee may consider all relevant facts and circumstances, including the desirability of granting options for new employees or granting stock options at meetings held at other times of the year.

The Company’s 2005 Stock Incentive Plan defines fair market value of the stock as the average of the high and low sales price on the date of the grant. The Company selected, and the Compensation Committee approved, this formula to mitigate the effect of the volatility of the Company’s stock price, often a direct result of day-to-day changes in the gold price and not factors related to Company performance. The formula does not increase the likelihood that recipients will be granted in-the-money stock options.

Stock Ownership Guidelines. The Company’s stock ownership guidelines require that all employees designated as “executives” for purposes of this policy (approximately 60 individuals) own shares of the Company’s stock, the value of which is a multiple of base salary. For the Named Executive Officers, the stock ownership guidelines are as follows:

Stock Ownership Guidelines

Name	Multiple of Base Salary
Wayne W. Murdy	4
Richard T. O’Brien	2
Pierre Lassonde	3
Thomas L. Enos	2
David Harquail	2

Stock ownership guidelines were put in place to increase the alignment of interests between executives and stockholders by encouraging executives to act as equity owners of the Company. Unvested shares of restricted stock and shares held in retirement accounts are considered owned for purposes of the guidelines. New employees have three years to comply with the guidelines. The Compensation Committee reviews compliance with the guidelines annually. All of the executives identified above are in compliance with the stock ownership guidelines.

Restrictions on Trading Stock. The Company has adopted a stock trading policy for its employees, including the Named Executive Officers. The policy prohibits employees from trading during certain periods at the end of each quarter until after the Company’s public disclosure of financial and operating results for that quarter, unless they have received the approval of the Company’s General Counsel. The Company may impose additional restricted trading periods at any time if it believes trading by employees would not be appropriate because of developments at the Company that are, or could be, material. Any limit orders outstanding with respect to any Company security are suspended for the duration of any restricted trading period. In addition, the Company requires pre-clearance of trades in Company securities for its executive officers.

Officers may not purchase or sell options on Company stock, nor engage in short sales with respect to Company stock. Also, trading by officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to Company stock is prohibited.

Policy Regarding Financial Restatements. In 2006, the Company revised its Corporate Governance Guidelines to add a policy adopted by the Board of Directors regarding the treatment of bonus payments made to executives based upon financial results of the Company that are later subject to restatement. Specifically, the policy provides that, to the full extent permitted by governing law, the Board will require reimbursement of any portion of a bonus previously paid to an executive (meaning an executive as defined by Section 16 of the Securities Act of 1934) pursuant to the terms of the Company’s bonus programs if: (a) the amount of any bonus, including stock awards, was calculated based on the achievement of certain financial results that were subsequently the subject of a restatement; (b) the amount of such bonus that would have been awarded to the executive had the financial results been reported as in the restatement would have been lower than the bonus actually awarded; and (c) in the judgment of the Board of Directors, the circumstances warrant such reimbursement. The policy to seek reimbursement of bonuses is not limited to situations involving fraud and is not limited to those executives directly involved in causing the restatement.

Perquisites. The Company’s philosophy is to provide a minimum of perquisites to its executives and generally only when such benefits have a business purpose. In 2006, such benefits for the Named Executive Officers were (a) financial counseling services; (b) country or social club memberships for the Chief Executive Officer and President; (c) limited use of corporate aircraft for travel by family members; (d) preventive medical examinations; and (e) personal use of administrative assistance services. In addition, Mr. Murdy and Mr. Lassonde are eligible to participate in the Board of Director’s Charitable Gift Program, described on page     .

The Company offers reimbursement for financial counseling services in the amount of $15,000 per year to the Chief Executive Officer and $6,500 per year to Mr. Lassonde, Mr. O’Brien, Mr. Enos, Mr. Hansen and Mr. Harquail. This benefit is granted in recognition of the complexity of the Company’s executive compensation program and because the Company considers the provision of such a benefit to be competitive in the marketplace.

Membership fees for private golf clubs are paid for Mr. Murdy and Mr. Lassonde. These clubs are used for substantial business purposes, including business entertainment, meetings and dinners. In recognition of the fact that some portions of the memberships are used for personal purposes, the entire amount reimbursed is considered a perquisite and reported in the All Other Compensation column of the Summary Compensation Table on page 35.

The Company owns fractional shares in corporate aircraft, which are used primarily for senior executives’ travel on Company business. On occasion, an executive’s family members may travel on the corporate aircraft with the executive, at no or minimal incremental cost to the Company. If a spouse accompanies an executive to attend a business function at which spouses are generally expected to attend, the Company reimburses the executive for any income taxes due as a result of the spouse’s travel. The amount reimbursed for these income taxes and the amount, if any, of the incremental cost to the Company of use of the aircraft by family members, are included in the All Other Compensation column of the Summary Compensation Table.

During 2006, the Company paid for preventive medical examination costs for employees at certain grade levels, including all executive grade employees, because the Company’s health insurance plans did not cover preventive health care examinations. The Company discontinued this benefit at the end of 2006 because the Company’s health insurance plans now cover preventive health care examinations.

The cost to the Company of perquisites to Mr. Murdy, Mr. O’Brien and Mr. Lassonde are included in the All Other Compensation column of the Summary Compensation Table on page 35.

Post-Employment Compensation.

The Company has a package of post-employment compensation plans and policies in place that include Company-only funded benefits as well as employee contribution benefits. The combination of plans and policies allow the Company to offer its employees, including the Named Executive Officers, post-employment compensation as well as powerful incentives for employees to remain with the Company, rather than seeking alternative employment. The Company’s decisions regarding post-employment compensation take into account the industry sector and general business comparisons to ensure post-employment compensation is aligned with the broader market.

Pension Plan. The Pension Plan of Newmont (“Pension Plan”) is a tax-qualified defined benefit plan available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The purpose of the Pension Plan is to provide a vehicle for partial salary and bonus income replacement following retirement. Because the benefits under the Pension Plan enlarge with years of service with the Company, the Pension Plan is also an important tool for the Company to retain employees beyond the shorter-term retention vehicles such as stock awards.

Messrs. Murdy, O’Brien, Enos, Hansen and Harquail are participants in the Pension Plan. The Pension Plan provides for post-retirement payments determined by a formula based upon age, years of service and pension- eligible earnings. Age 62 is the normal retirement age under the Pension Plan, meaning the age upon which the employee may terminate employment and collect benefits, or a participant may retire at age 55 with 10 years of service and collect reduced benefits immediately. If a Pension Plan participant terminates employment prior to age 55, but has a vested benefit by having acquired 5 years of service with the Company, the participant will begin to collect a benefit at age 62. If the participant terminates employment prior to age 55, but has 10 or more years of service with the Company, the participant will begin to collect a reduced benefit at age 55. If a participant attains the age of 48, has 10 years of service, and is terminated from employment within 3 years of a change of control, the participant is entitled to commence benefits. The Pension Plan utilizes the same definition of change of control as the Executive Change of Control Plan. The formula based upon age and years of service for benefits provides a strong incentive for Company employees to remain employed with the Company, even in times of high demand in the employment marketplace.

See the Pension Benefits Table on page 40 for a description of benefits payable to the Named Executive Officers under the Pension Plan.

Pension Equalization Plan. The Pension Equalization Plan of Newmont (“Pension Equalization Plan”) is a non-qualified defined benefit plan available to eligible participants, which generally includes U.S. domestic executive-grade employees of the Company. The purpose of the Pension Equalization Plan is to provide benefits to executives beyond the benefit limits in the tax-qualified Pension Plan. Because the benefit limits in the Pension Plan could minimize the effectiveness of the retention aspect of the Pension Plan for executives with the Company, the Pension Equalization Plan provides additional post-employment benefits to executives after they reach the limit in the Pension Plan. Like the Pension Plan, the Pension Equalization Plan provides a benefit based upon age and years of service, which provides a long-term incentive to executives to remain employed with Newmont, versus seeking alternative employment.

The Pension Equalization Plan provides for an actuarially determined present value cash lump sum amount upon retirement at age 62, or upon termination after 5 years of service with the Company. The Company determines the lump sum amount by calculating a full pension benefit under the Pension Plan, utilizing the definition of Salary from the Pension Equalization Plan, and subtracting the actual benefit owed under the Pension Plan that is subject to the cap in benefits.

In March 2001, the Company entered into an agreement with Mr. Murdy to provide an enhanced benefit under the Pension Equalization Plan to Mr. Murdy as a retention incentive. The agreement provides that in the event of the termination of Mr. Murdy’s employment from the Company after Mr. Murdy attains the age of 62, or prior to the attainment of age 62 in limited circumstances, Mr. Murdy is entitled to 1.5 times his actual credited service under the terms of the Pension Equalization Plan. Mr. Murdy attained the age of 62 during 2006, substantially increasing the change in pension value shown in the Summary Compensation Table on page 35. The extra years of credited service under the Pension Equalization Plan resulted in a one-time increase of $6,472,126 in Mr. Murdy’s 2006 compensation shown in the Summary Compensation Table.

See the Pension Benefits Table on page 40 for a description of benefits payable to the Named Executive Officers under the Pension Equalization Plan.

International Retirement Plan. Mr. Lassonde is a participant in the International Retirement Plan of Newmont (“International Plan”), rather than the Pension Plan or Pension Equalization Plan of Newmont. Mr. Lassonde is eligible to participate in the International Plan because he is a non-U.S. citizen, employed by a non-U.S. Newmont entity and he is working outside of his home country of Canada. The purpose of the International Plan is to provide for basic income replacement post-employment to eligible international employees.

There is a discussion of the International Retirement Plan and Mr. Lassonde’s benefits following the Pension Benefits Table on page 42.

Retirement Savings Plan of Newmont. The Retirement Savings Plan of Newmont (“Savings Plan”) is a 401(k) tax-qualified savings plan generally available to United States based salaried and non-union hourly employees of the Company. The purpose of the Savings Plan is to provide a retirement savings vehicle for eligible employees.

The Savings Plan provides that eligible employees may contribute before-tax or after-tax compensation to a plan account for retirement savings. Under the Savings Plan, the Company will match 100% of the first 6% of a participant’s contribution to the Savings Plan up to a limit of $12,000 annually. The Company contribution vests as follows:

Savings Plan Vesting Schedule

Years of Service	Percentage of Company Contribution Vested
Less than 1 year	0
1 year	20
2 years	40
3 years	60
4 or more years	100

Savings Plan contributions can be invested into one or more funds selected by a committee of Company representatives, with the advice of professional investment managers. New funds may be added and funds currently available may be changed or withdrawn. Contributions can only be invested in funds offered by the Savings Plan.

Company matching contributions are initially invested in Newmont Mining Company Stock Fund, which can be immediately re-invested into any other funds offered by the plan (subject to trading restrictions described above). As beneficial owner of the shares of Company stock, participants may exercise their voting rights and receive dividends, which are reinvested to buy additional shares. The objective of the Newmont Stock Fund is to provide participants with an opportunity to participate in the future growth of the Company.

In the event of death, disability, retirement, change of control (same definition as Executive Change of Control Plan explained in the Potential Payments Upon Termination of Change in Control section below) or termination of the Savings Plan, a participant is fully vested in the Company contribution component of the Savings Plan.

The Savings Plan limits the before-tax and after-tax contributions that highly compensated participants may make to the Savings Plan. The Savings Plan defines highly compensated employees as generally the top-paid group, meaning 20% of employees paid the highest amount, inclusive of a wide-range of compensation such as cash bonus, salary, premium pay, overtime, severance, insurance payments, other benefits, disability payments, amounts deferred under non-qualified plans, foreign assignment premiums, stock based compensation and stock based bonus. The highly compensated employees cannot contribute more to the plan than allowed by the Internal Revenue Code, and the Savings Plan incorporates such limitations. Messrs. Murdy, O’Brien, Enos, Hansen and Harquail are participants in the Savings Plan.

Amounts contributed by the Company to the Savings Plan for the Named Executive Officers are included in the All Other Compensation column of the Summary Compensation Table on page 35.

Savings Equalization Plan. The Savings Equalization Plan of Newmont (“Savings Equalization Plan”) is a non-qualified deferred compensation plan. Messrs. Murdy, O’Brien, Enos and Harquail are currently eligible to participate in the Savings Equalization Plan. To participate in the Savings Equalization Plan, an employee must have a base salary over $100,000 and be eligible to participate in the Savings Plan of Newmont.

The Savings Equalization Plan allows eligible participants the opportunity to defer up to 100% of compensation (minus before-tax contributions under the Savings Plan) beyond the Internal Revenue Code limitations set forth in the Savings Plan. The Savings Equalization Plan uses the same definition of compensation as the Savings Plan. The purpose of the Savings Equalization Plan is to allow highly compensated employees a way to defer additional compensation for post-employment savings purposes beyond the limits set forth in the Savings Plan. A participant’s deferred compensation is contributed at the direction of the participant to various hypothetical investment alternatives, including a hypothetical investment in shares of Company stock. Such investments are selected by a committee of Company representatives, with the advice of professional investment managers. Company matching contributions are credited to a participant’s account in phantom shares of Company stock. The Company contribution in the Savings Equalization Plan is subject to a cap of $12,000 per year (in the aggregate with any Company contribution to the Savings Plan) for each participant. The Savings Equalization Plan contains a 4 year vesting period for the Company contribution that is the same as for the Savings Plan.

See the 2006 Nonqualified Deferred Compensation Table on page 43 for a description of benefits under the Savings Equalization Plan.

Change of Control. The Company recognizes that a change of control can create uncertainty for its employees that may result in loss or distraction of executives during a critical period. As a result, the Company adopted the Executive Change of Control Plan of Newmont (“Change of Control Plan”) as a mechanism to retain executives and their critical capabilities to enhance and protect the best interests of the Company and its stockholders during a change of control environment, or threatened change of control. Additionally, the Company believes that it is in the best interests of the Company and its stockholders to provide certain benefits to executives whose employment terminates in connection with a change of control. The original plan was adopted in 1998.

The Change of Control Plan applies to executive grade level employees, including the Named Executive Officers, in the event of a change of control, which is defined in the Change of Control Plan.

To be eligible for benefits under the Change of Control Plan the following must happen:

1)	the employer terminates the executive’s employment within 3 years of the anniversary of the change of control for any reason other than death, disability or cause; or

2)	within 3 years following a change of control, the executive terminates his or her employment within 120 days after the executive has knowledge of a defined “good reason.”

If an executive is eligible for termination benefits under the Change of Control Plan, the executive is entitled to:

•	pro-rated bonus determined by percentage of the year worked at target level;

•

2 times the “annual pay” for most executives and 3 times for individuals specified by the Newmont Board. Annual pay is defined as annual salary, annual cash bonus at the highest amount that the executive received in the three years prior to the change of control, and the highest employer matching contribution made to the Savings Plan on behalf of the executive in the three years prior to the change of control;

•

a cash amount equal to the actuarial equivalent of three years of additional benefits under the Pension Plan, Pension Equalization Plan, Savings Equalization Plan and credit for three additional years under these plans for purposes of actuarial calculations;

•	for a 3 year period, health, dental, vision, prescription, disability and life insurance benefits for the executive and his or her family;

•	outplacement services consistent with the Company’s practices during the one-year period prior to the change of control; and

•	certain gross-up payments for excise taxes on the change of control payment.

Messrs. Murdy, O’Brien, Enos and Harquail participate in the Change of Control Plan at the three times annual pay level. These individuals are designated for the enhanced benefits because they all hold positions that would require continuity during a change of control or threatened change of control. In addition, the positions that the designated individuals hold are at high risk for change of personnel in the event of a change of control and the enhanced benefit provides additional incentive for such executives to stay with the Company despite any concerns regarding a change of control. Mr. Lassonde participated in the Change of Control Plan at three times his annual pay in 2006 and does not participate in the Executive Change of Control Plan after December 31, 2006. See the description of Mr. Lassonde’s employment agreement on page 33.

In 2006, the Company and Mr. Murdy agreed to terminate Mr. Murdy’s executive change of control contract in exchange for Mr. Murdy participating in the Executive Change of Control Plan. Mr. Murdy’s individual contract provided for cash benefits to Mr. Murdy upon a change of control, without the additional trigger of termination of Mr. Murdy’s employment. The Company and Mr. Murdy agreed that the double trigger of a change of control and employment termination is consistent with the Company’s goal of gaining leadership continuity during a change of control period.

See the Potential Payments Upon Termination or Change in Control section starting at page 44 for potential amounts payable to the Named Executive Officers under the Change of Control Plan.

Severance Plan of Newmont. The Severance Plan of Newmont (“Severance Plan”) provides a certain number of weeks of salary and pro-rated annual cash bonus (at target levels) to U.S. domestic salaried employees of the Company following involuntary termination. Messrs. Murdy, O’Brien, Enos and Harquail are all salaried employees of the Company and thus eligible to participate in the Severance Plan. Mr. Lassonde does not participate in the Severance Plan after December 31, 2006 according to his employment agreement described on page     .

According to the Severance Plan, an involuntary termination is job elimination, plant abandonment or closing or a reduction in force. The Severance Plan provides that even if the termination was the result of one of the circumstances stated in the prior sentence, it shall not be an involuntary termination if the Company offers the employee another position within 75 miles of the former position, at the same or higher base salary, and involving responsibilities of somewhat similar levels of importance to the Company as the prior position. Involuntary termination does not include terminations as a result of poor work performance, failure to follow policy or direction or cause.

In the event of an involuntary termination, the eligible employee is entitled to:

•

four weeks of salary plus two weeks of additional salary for each year of service with the Company up to a maximum of 104 weeks of salary (The Severance Plan defines salary as the higher of annual base salary or the base salary and annual cash bonus for the year preceding termination.); and

•	pro-rated (based upon percentage of year worked) annual cash bonus paid at target; and

•	Company paid COBRA benefits and life insurance for the number of weeks of severance pay.

The purpose of the Severance Plan is to provide basic income and benefit replacement for a period of weeks following employment termination that is not due to an employee’s poor performance, misconduct or a change of control. The Severance Plan allows the terminated employee some time and resources to seek future employment.

Mr. Murdy’s offer letter of employment from the Company, dated May 6, 1993, provides that if his employment is terminated other than for “cause,” or if he terminates employment after a reduction in base salary or a significant reduction in duties and responsibilities (as determined by independent members of the Board of Directors of the Company), he will be entitled to receive 24 months of his salary as defined in the Severance Plan plus other severance benefits available under the Severance Plan. Any benefits to which Mr. Murdy may be entitled under the Company’s Severance Plan reduce the benefits due under this arrangement.

See the Potential Payments Upon Termination or Change in Control section on starting page 44 for potential amounts payable to the Named Executive Officers under the Severance Plan.

Officer’s Death Benefit. The Officer’s Death Benefit Plan of Newmont (“Officer Death Benefit Plan”) provides for a cash payment upon the death of currently employed executive-level officers of the Company, as well as eligible retired executive-level officers. The Officer Death Benefit Plan provides a lump sum cash benefit paid by the Company upon death as follows:

•	3 times final annual base salary for an executive officer who dies while an active employee;

•	1 times final annual base salary for an eligible executive officer who dies after retiring at or after normal retirement age of 62; and

•	30% to 90% of final annual base salary for an eligible executive officer for retirement prior to normal retirement age, depending on the number of years remaining to normal retirement age.

The Company maintains group life insurance for the benefit of all salaried employees of the Company and any amount paid out of such group life insurance reduces the amount of the benefit payable under the Officer Death Benefit Plan.

Messrs. Murdy, O’Brien, Enos and Harquail are currently employed executive-level officers of the Company, and thus eligible for the Officer Death Benefit Plan, in the event of death during employment. Mr. Lassonde’s benefit is reduced as a result of his resignation as President of the Company on December 31, 2006.

See the Potential Payments Upon Termination or Change in Control section starting on page 44 for potential amounts payable to the Named Executive Officers under the Officer Death Benefit Plan.

Accelerated Vesting of Stock Awards.

Change of Control: In order to promote stability, retain executives and further align the interests of management and stockholders during the critical period of a change of control, a change of control will have certain immediate effects on stock awards granted to Named Executive Officers. Immediately prior to a change of control, among other things:

•	all restrictions applicable to outstanding restricted stock awards and restricted stock unit awards will lapse; and

•

all outstanding options will become fully exercisable and those options will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options.

Death/Long-Term Disability/Retirement/Severance: Termination of employment due to death, long-term disability or retirement under the Pension Plan (entitling the executive to immediate pension benefits) or severance (following approval by the SVP of Human Resources and execution of a release) also triggers the immediate vesting of all restricted stock and restricted stock units granted to the executive.

In the event of employment termination due to death, severance (after execution of release) or long-term disability, a pro-rata portion of the executive’s stock options (such pro-rata portion is based on days of service from the date of grant until the date of termination of employment in relation to the full vesting period) will immediately vest and all previously vested and accelerated vested options will be exercisable for a period beyond termination.

If an executive retires and is entitled to an immediate pension under the Pension Plan, the executive’s unvested stock options will vest and all previously vested and accelerated vested options will remain exercisable beyond termination for a certain period.(1) Despite the extension of time to exercise options after termination in the event of death, long-term disability, retirement or severance, no option remains exercisable beyond 10 years from the date of grant. In all cases, trading in Company securities is subject to the restrictions described in the section Restrictions on Trading Stock, above.

Executive Agreements.

Mr. Murdy. Mr. Murdy entered into an agreement with the Company for enhanced severance benefits as explained in the section above describing the Severance Plan. This agreement was entered in May 1993 in connection with Mr. Murdy’s hiring as Chief Financial Officer. In addition, Mr. Murdy has an agreement with the Company for an enhanced benefit under the Pension Equalization Plan, as described in the section above regarding the Pension Equalization Plan. This agreement was entered in March 2001 in connection with Mr. Murdy’s promotion to Chief Executive Officer.

During 2006, Mr. Murdy voluntarily terminated a change in control employment agreement, originally entered in February 1999, in exchange for his participation in the Executive Change of Control Plan described on page 30. Mr. Murdy’s individual agreement provided for cash benefits upon a change of control, without the additional trigger of termination of employment.

Mr. Lassonde. As of January 1, 2007, Mr. Lassonde entered into an employment agreement (“2007 Employment Agreement”) that terminated all prior employment agreements. The 2007 Employment Agreement is for a term of January 1, 2007 until April 30, 2007 and Mr. Lassonde will receive a base monthly salary of $20,834 to serve as the Vice Chairman of the Company. The Company and Mr. Lassonde entered into this agreement to define the unique terms of Mr. Lassonde’s employment until April 30, 2007, namely that he will not participate in all employee benefit plans. Mr. Lassonde will not participate in: (a) stock or bonus pay practices; (b) executive change of control plans; (c) severance plans; or (d) tax preparation service benefits. During the term of employment in the 2007 Employment Agreement, Mr. Lassonde will participate in: (1) Company health and welfare plans; (2) Officer’s Death Benefit Plan; and (3) International Retirement Plan. Upon termination of the 2007 Employment Agreement, Mr. Lassonde retains his position as director of the Company pursuant to the normal terms and conditions of that directorship.

The Company and Mr. Lassonde entered into a Consulting Agreement (“Consulting Agreement”) to begin May 1, 2007 and extend to April 30, 2008, with automatic one-year renewals of the agreement, unless either party terminates the Consulting Agreement. Mr. Lassonde will provide general merchant banking advice and guidance to the Company during the term of the Consulting Agreement for a monthly payment of $20,834. Mr. Lassonde will receive vested benefits accrued during employment, but, as a consultant, Mr. Lassonde will not participate in any employee benefit plans or pay practices. The Company or Mr. Lassonde can terminate the Consulting Agreement at any time and for any reason. Upon termination of the Consulting Agreement, Mr. Lassonde is entitled to a one-time lump sum payment from the Company in the amount of $750,000. This provision was carried over from Mr. Lassonde’s original employment agreement with the Company, dated February 16, 2002.

Mr. Hansen. Mr. Hansen resigned from the Company on November 20, 2006 and received the benefits discussed on page 48. The Company and Mr. Hansen entered into a consulting agreement for services during 2007 for a lump sum payment of $458,627.

(1)	This is not the case with grants made before October 2005, for which only a percentage of stock options will immediately vest, unless the employee has attained age 60 and 5 years of service.

Tax Deductibility of Compensation.

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers to $1,000,000. There are exceptions to the $1,000,000 limitation for performance-based compensation meeting certain requirements. The Company has not adopted a formal policy requiring all compensation to meet the exception requirements under Section 162(m) and therefore not be subject to the $1,000,000 deductibility limitation. The Company has decided not to implement a formal policy so that the Company can maintain flexibility in compensating executive officers in a manner designed to promote various corporate goals.

In 2006, Mr. Murdy’s and Mr. Lassonde’s compensation amounts are greater than $1,000,000. As a result, a portion of their salaries, bonuses, stock awards, and other compensation items are not deductible by the Company. Stock option awards pursuant to stockholder approved plans are performance-based and are fully deductible, regardless of the $1,000,000 limit in Section 162(m). Corporate Performance Bonuses, Personal Performance Bonuses and Stock Incentive Bonuses do not meet the performance-based exception under Section 162(m) and are therefore subject to the $1,000,000 deduction limit. To date, the Company has deemed the additional tax benefits that it could receive from a 162(m) executive compensation plan as immaterial to the Company. However, the Company continually assesses the materiality of additional 162(m) tax benefits that it could receive from a 162(m) executive compensation plan as executive compensation evolves.

Executive Compensation Tables

2006 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen- sation(4) ($)	Change in Pension Value(5) ($)		All Other Compen- sation(6) ($)	Total ($)
Wayne W. Murdy	2006	$1,000,000	$363,000	$1,029,090	$1,778,400	$616,400	$7,712,806	(7)	$95,686	$12,595,382
Chairman and Chief Executive Officer

Richard T. O’Brien	2006	$512,083	$153,625	$148,865	$300,867	$188,447	$117,541		$101,799	$1,523,227
Executive Vice President and Chief Financial Officer

Pierre Lassonde	2006	$799,548	$219,876	$542,931	$2,155,875	$331,013	$464,117		$63,768	$4,577,128
former President(8)

Thomas L. Enos	2006	$512,083	$112,658	$479,840	$1,571,376	$188,447	$1,343,967		$38,779	$4,247,150
Executive Vice President, Operations

David Harquail	2006	$398,833	$91,577	$184,507	$451,431	$130,304	$137,322		$26,688	$1,420,662
Executive Vice President, Exploration and Business Development

Bruce D. Hansen	2006	$435,739	—	$361,449	$951,276	—	$3,699,310	(10)	$1,335,533	$6,783,307
former Senior Vice President, Operations Services and Development(9)

(1)	Amounts shown represent Personal Performance Bonuses paid in cash.
(2)

Amounts  shown represent the amount of Stock Incentive Bonuses recognized in 2006 for financial statement reporting purposes in accordance with Statement of Financial Accounting Standard No. 123R. Refer to Note 21 to the Company's Consolidated Financial Statements for a discussion of assumptions made in the valuation of Stock Awards.

(3)

Amounts  shown reflect amounts of Stock Option Awards recognized in 2006 for financial statement reporting purposes in accordance with Statement of Financial Accounting Standard No. 123R, using the Black-Scholes option-pricing model. Refer to Note 21 to the Company's Consolidated Financial Statements for a discussion of assumptions made in the valuation of Stock Option Awards.

(4)	Amounts shown represent Corporate Performance Bonuses paid in cash.
(5)

Amounts  shown represent the increase in the actuarial present value under the Company's qualified and non-qualified defined benefit pension plans. In the case of Mr. Hansen, the amount shown also represents benefits paid from the non-qualified plan.

(6)	Amounts shown are described in the All Other Compensation Table on page 36.
(7)

Amount shown includes $6,472,126 for a one-time increase in the pension value under an employment agreement dated March 23, 2001, under which Mr. Murdy received 1.5 times actual credited years of service when he reached age 62.

(8)

Mr. Lassonde  resigned as President on December 31, 2006. Compensation paid to Mr. Lassonde is determined by the Compensation Committee in U.S. dollars. Cash payments of Salary, Bonus and Non-Equity Incentive Plan Compensation were paid during 2006 in Canadian dollars using the 2005 average conversion rate of 0.82622. Amounts shown in this table reflect the value the U.S. dollar value of these payments using the average 2006 conversion rate. All other amounts were calculated or paid in U.S. dollars.

(9)	Mr. Hansen resigned as an executive officer on September 15, 2006 and resigned from the Company on November 20, 2006.
(10)

Amount shown includes payments that accrued under the Pension Equalization Plan in 2006 following termination of employment in 2006 totaling $3,642,776. The Company made such payments in 2007. Amount shown also includes $56,534 increase in the actuarial present value under the Company’s qualified defined benefit pension plan.

Refer to the Compensation Discussion and Analysis section for a complete description of the components of compensation, along with a description of all material terms and conditions of each component. Salary and bonus payments accounted for approximately 11% of Mr. Murdy’s total compensation. Salary and bonus accounted for approximately 44%, 22%, 15%, and 35% for Messrs. O’Brien, Lassonde, Enos and Harquail, respectively.

2006 All Other Compensation Table

Name	Tax Reimbursements ($)		Company Contributions to Defined Contribution Plans ($)	Payments on Resignation of Employment ($)		Change in Value of Post- Retirement Medical and Life Insurance	Perquisites(1) ($)		Total ($)
Wayne W. Murdy	$10,100		$12,000	—		$38,276	$35,310	(2)	$95,686
Richard T. O’Brien	$19,641	(3)	$12,000	—		$17,356	$52,802	(4)	$101,799
Pierre Lassonde	$4,595		$12,000	—		—	$47,173	(5)	$63,768
Thomas L. Enos	$26,799	(6)	$12,000	—		—	—		$38,799
David Harquail	$11		$12,000	—		$14,677	—		$26,688
Bruce D. Hansen	$10,607		$12,000	$1,312,926	(7)	—	—		$1,335,533

(1)	The Company provides a limited number of perquisites to its executive officers. See page 26 of the Compensation Discussion and Analysis section for a description of perquisites.
(2)

Amount  shown represents amounts paid or reimbursed for financial planning benefits, a golf club membership, donations under the Board of Directors Charitable Gift Program, preventive health care benefits and personal use of administrative assistance services.

(3)	Amount shown includes $17,925 for reimbursement of income taxes for relocation benefits, provided under the Corporation's relocation plan.
(4)	Amount shown represents $48,742 for payments made under the Company's relocation plan and amount paid for personal use of administrative assistance services.
(5)

Amount  shown represents amounts paid or reimbursed for a golf club membership provided under Mr. Lassonde's employment agreement, tax advisory services provided in connection with Mr. Lassonde's taxation outside his country of residence, preventive health care benefits, donations under the Board of Directors Charitable Gift Program, personal use of administrative assistance services and the incremental cost of the use of the corporate aircraft by Mr. Lassonde's family members.

(6)	Amount shown includes $23,667 in tax equalization payment to Mr. Enos resulting from his prior assignment in Indonesia, as well as $3,132 in other tax reimbursements.
(7)

Amount  shown represents payments made to Mr. Hansen following termination of his employment in November 2006, excluding payments under the Pension Equalization Plan which are shown in the Change in Pension Value of the Summary Compensation Table. Amount shown includes severance base benefit, cash in lieu of bonus, cash in lieu of stock bonus and 2006 aggregate earnings on non-qualified deferred compensation. See the Potential Payments upon Termination or Change in Control section and Non-Qualified Deferred Compensation Table for a description of these payments.

2006 Grants of Plan-Based Awards Table

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards(4) ($ / Sh)	Closing Price on Grant Date ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Wayne W. Murdy		$335,000	$670,000	$1,340,000
					$675,000	$1,350,000	$3,037,500
	2/24/2006										$1,029,090
	4/26/2006							90,000	$57.71	$58.11	$1,778,400

Richard T. O’Brien		$102,417	$204,833	$409,667
					$192,031	$384,063	$864,141
	2/24/2006										$80,701
	4/26/2006							45,000	$57.71	$58.11	$889,200

Pierre Lassonde		$179,898	$359,796	$719,593
					$359,796	$719,593	$1,619,084
	2/24/2006										$542,931
	4/26/2006							60,000	$57.71	$58.11	$1,185,600

Thomas L. Enos		$102,417	$204,833	$409,667
					$192,031	$384,063	$864,141
	2/24/2006										$224,961
	4/26/2006							45,000	$57.71	$58.11	$889,200

David Harquail		$79,767	$159,533	$319,067
					$149,563	$299,125	$673,031
	2/24/2006										$155,534
	4/26/2006							22,500	$57.71	$58.11	$444,600

Bruce D. Hansen		$87,167	$174,333	$348,667
					$163,437	$326,875	$735,469
	2/24/2006										$292,489
	4/26/2006							40,000	$57.71	$58.11	$790,400	(6)

(1)

Amounts  shown represent threshold, target and maximum amounts for 2006 Corporate Performance Bonuses. The Compensation Committee established the targets on February 23, 2006. Payments of Corporate Performance Bonuses for 2006 performance are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 35. Refer to the Compensation Discussion and Analysis on page 21 for a description of the criteria for payment of Corporate Performance Bonuses.

(2)

Amounts  shown represent the threshold, target and maximum dollar values of Stock Incentive Bonuses potentially awardable for 2006 performance, based on targets established by the Compensation Committee on February 23, 2006. Refer to the Compensation Discussion and Analysis on page 23 for a description of the terms of and criteria for making these awards and payouts made on February 7, 2007.

(3)	Refer to the Compensation Discussion and Analysis on page 24 for a description of the terms of and criteria for making these awards.
(4)

Exercise  or base price is determined by the average of the high and low sales price of Common Stock on the New York Stock Exchange on grant date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee.

(5)

Amounts  shown represent Stock Incentive Bonuses awarded on February 24, 2006 for 2005 performance and stock option awards made on April 26, 2006. For Stock Incentive Bonuses, fair value is calculated using the average of the high and low stock price on the date of grant of $57.52. For stock options, fair value is calculated using the Black Scholes value on the grant date of $19.76.

(6)	Of this amount, upon separation of employment on November 20, 2006, 32,365 stock options expired and the remaining 7,635 options vested at a value of $150,868.

2006 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Name	Exercisable	Unexercisable
Wayne W. Murdy	125,000	—		$18.19	1/26/2009
	45,000	—		$21.03	5/15/2011
	45,000	—		$23.67	11/12/2011
	90,000	—		$28.56	5/14/2012
	45,000	—		$23.99	11/20/2012
	45,000	—		$28.11	5/6/2013
	65,000	—		$49.73	12/2/2013
	29,998	15,002	(5)	$40.43	4/27/2014
	29,998	15,002	(6)	$45.74	12/7/2014
	14,999	30,001	(7)	$38.05	4/27/2015
	14,999	30,001	(8)	$45.16	10/26/2015
	—	90,000	(9)	$57.71	4/26/2016
						13,805	(10)	$623,296
						16,952	(11)	$765,383
						17,891	(12)	$807,779

Richard T. O’Brien	6,666	13,334	(8)	$45.16	10/26/2015
	—	45,000	(9)	$57.71	4/26/2016
						5,601	(13)	$252,885
						1,403	(12)	$63,345

Pierre Lassonde	5,194	—		$19.25	9/10/2009
	114,806	—		$19.25	9/10/2009
	30,000	—		$28.56	5/14/2012
	30,000	—		$23.99	11/20/2012
	30,000	—		$28.11	5/6/2013
	40,000	—		$49.73	12/2/2013
	19,998	10,002	(5)	$40.43	4/27/2014
	19,998	10,002	(6)	$45.74	12/7/2014
	9,999	20,001	(7)	$38.05	4/27/2015
	9,999	20,001	(8)	$45.16	10/26/2015
	—	60,000	(9)	$57.71	4/26/2016
						6,893	(10)	$311,219
						8,811	(11)	$397,817
						9,439	(12)	$426,171

Thomas L. Enos	2,500	—		$28.56	5/14/2012
	2,500	—		$23.99	11/20/2012
	3,334	—		$28.11	5/6/2013
	10,000	—		$49.73	12/2/2013
	6,666	3,334	(5)	$40.43	4/27/2014
	10,666	5,334	(6)	$45.74	12/7/2014
	3,333	6,667	(7)	$38.05	4/27/2015
	8,333	16,667	(8)	$45.16	10/26/2015
	—	45,000	(9)	$57.71	4/26/2016
						2,511	(10)	$113,372
						3,028	(11)	$136,714
						3,911	(12)	$176,582

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Name	Exercisable	Unexercisable

David Harquail	5,194	—		$19.25	9/10/2009
	114,806	—		$19.25	9/10/2009
	10,000	—		$28.56	5/14/2012
	10,000	—		$23.99	11/20/2012
	10,000	—		$28.11	5/6/2013
	10,000	—		$49.73	12/2/2013
	6,666	3,334	(5)	$40.43	4/27/2014
	6,666	3,334	(6)	$45.74	12/7/2014
	3,333	6,667	(7)	$38.05	4/27/2015
	3,333	6,667	(8)	$45.16	10/26/2015
	—	22,500	(9)	$57.71	4/26/2016
						2,026	(10)	$91,474
						2,521	(11)	$113,823
						2,704	(12)	$122,086

Bruce D. Hansen	5,000	—		$23.99	3/20/2007
	29,753	—		$49.73	3/20/2007
	17,132	—		$40.43	3/20/2007
	13,041	—		$45.74	3/20/2007
	10,466	—		$38.05	3/20/2007
	8,927	—		$45.16	3/20/2007
	7,635	—		$57.71	3/20/2007
						14,027	(14)	$633,319

(1)	Stock options are generally granted one time per year, on the same day as the Annual Meeting of Stockholders. Stock options were granted two times per year prior to 2006.
(2)	Stock options vest at the rate of 33 1/3% per year, unless accelerated as explained in the Compensation Discussion and Analysis section on page 32.
(3)	Restricted stock and restricted stock units (for Mr. Lassonde) vest in three equal, annual increments, unless accelerated as explained in the Compensation Discussion and Analysis.
(4)	Assumes stock price of $45.15, the closing price on December 31, 2006.
(5)	Vesting date is April 27, 2007.
(6)	Vesting date is December 7, 2007.
(7)	Vesting dates are April 27, 2007, and April 27, 2008.
(8)	Vesting dates are October 26, 2007 and October 26, 2008.
(9)	Vesting dates are April 26, 2007, April 26, 2008 and April 26, 2009.
(10)	Vesting date is February 3, 2007.
(11)	Vesting dates are February 24, 2007 and February 24, 2008.
(12)	Vesting dates are February 24, 2007, February 24, 2008 and February 24, 2009.
(13)	Vesting dates are October 26, 2007 and October 26, 2008.
(14)	The Company deferred vesting of 14,027 shares of restricted stock to May 20, 2007.

2006 Option Exercises and Stock Vested Table

Name	Option Awards			Stock Awards
	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wayne W. Murdy	125,000		$4,930,295	22,281	$1,321,226
Richard T. O’Brien	—		—	2,799	$125,059
Pierre Lassonde	—		—	11,298	$669,644
Thomas L. Enos	9,896		$318,078	4,023	$238,607
David Harquail	—		—	3,284	$194,707
Bruce D. Hansen	242,500	(1)	$4,422,954	6,519	$386,731

(1)	Mr. Hansen exercised stock options after resigning as an executive officer of the Company.

2006 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Wayne W. Murdy	Pension Plan	14.1		$600,337	—
	Pension Equalization Plan	21.1	(1)	$18,590,050	—

Richard T. O’Brien	Pension Plan	1.3		$30,798	—
	Pension Equalization Plan	1.3		$112,106	—

Pierre Lassonde	International Retirement Plan	4.9		$1,470,959	—

Thomas L. Enos	Pension Plan	36.0		$1,668,851	—
	Pension Equalization Plan	36.0		$8,052,108	—

David Harquail	Pension Plan	4.8		$112,344	—
	Pension Equalization Plan	4.8		$377,998	—

Bruce D. Hansen	Pension Plan	25.3		$494,880	—
	Pension Equalization Plan	25.3		$3,642,775	$3,642,775	(2)

(1)

Amount represents credited years of service, as calculated under Mr. Murdy's employment agreement, dated March 23, 2001, which provides for 1.5 times actual credited years of service under Pension Equalization Plan. Mr. Murdy's actual years of service are 14.1. The extra years of service credited under the agreement result in an increase in benefits of $6,472,126. See the Compensation Discussion and Analysis for a description of Mr. Murdy's agreement.

(2)	Amount shown accrued in 2006 and was paid in 2007. Amount shown is also reported in the Change in Pension Value column of the Summary Compensation Table on page 35.

Mr. Murdy is eligible for full retirement and Mr. Enos is eligible for early retirement under the Pension Plan and Pension Equalization Plan. Mr. Lassonde has vested benefits under the International Retirement Plan and Mr. Harquail has vested benefits under the Pension Plan and the Pension Equalization Plan because, for vesting purposes, they have earned service credit for periods of employment with an acquired company. Mr. O’Brien has 1.3 years of service with the Company and, therefore, has no vested benefits.

The pension and pension equalization calculations above are based upon actual cash and restricted stock bonus for 2006. The pension present value uses a discount rate at December 31, 2006 of 5.9% and FASB mortality. The pension equalization value uses a pension equalization plan lump sum rate of 3% as of December 31, 2006 and mortality as defined in the Pension Equalization Plan. The present values of both plans are also discounted from the earliest unreduced retirement age to current age using the FASB rate of 5.9%. However, because Mr. Murdy and Mr. Enos are presently eligible for unreduced retirement benefits, the additional FASB rate of 5.9% discount is not applicable to their present values.

According to the Pension Plan, at the normal retirement age of 62, the Company arrives at a monthly pension benefit amount through the following formula:

1.75% of the average monthly salary minus (-) 1.25% of the participant’s primary social security benefit times (x) the participant’s years of credited service

To determine the average monthly salary, the Company calculates the highest average from 5 consecutive prior years of employment within the last 10 years of employment of regular pay, vacation pay, cash bonus and a pro-rated severance or change of control payment, if applicable. Salary does not include stock based compensation, foreign assignment premiums, signing bonuses, fringe benefits, payments from non-qualified plans or indemnity benefit payments. In the event a vested participant dies prior to the commencement of benefit payments, the participant’s legal spouse receives survivor benefits which are calculated based upon the pension benefit that the participant would have received upon retirement the day prior to death with an additional reduction factor applied.

In the event of early retirement, meaning after reaching the age of 55 and at least 10 years of service, a participant is eligible to collect a monthly pension benefit upon retirement using the formula above with the following reductions:

Early Retirement Reductions

Age at Termination	Years of Service	Reduction
55	At least 30	no reduction—payable upon termination

60	At least 10	lesser of 1/3 of 1% for each month of service less than 30 years of service (4% per year) or 1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination

At least 55	At least 10	1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination

Under 55	At least 10	1/2 of 1% for each month by which the date of benefit commencement precedes age 62 (6% per year) payable following termination and attainment of age 55

	At least 30	No reduction payable at age 55

Change of Control Early Retirement

Age	Years of Service	Reduction
48 at time of change of control	At least 10	Lower reduction of 2% for each year by which termination precedes age 62, or applicable reduction above

The Pension Plan contains a cap on eligible earnings as required by the Internal Revenue Code as well as a cap on benefits as required by section 415 of the Internal Revenue Code. This cap limits the pension benefits that executive-grade employees of the Company can receive under the Pension Plan.

The Pension Equalization Plan provides for an actuarially determined present value cash lump sum amount upon retirement at age 62, or upon termination after 5 years of service with the Company. The Company determines the lump sum amount by calculating a full pension benefit under the Pension Plan, utilizing the definition of Salary from the Pension Equalization Plan, and subtracting the actual benefit owed under the Pension Plan that is subject to the cap in benefits. The definition of Salary under the Pension Equalization Plan excludes bonus amounts in the form of restricted stock for executives hired or promoted to executive status after January 1, 2004. In other words, if a Company executive attained executive status before January 1, 2004, that executive will have restricted stock bonus amounts included as eligible earnings in the pension equalization plan until December 31, 2007. Any bonus amounts in the form of restricted stock after December 31, 2007 will not be included for pension equalization benefits calculation purposes. The Company will calculate Salary for any executive entitled to include restricted stock in the definition of salary as of December 31, 2007. When such executive terminates employment with the Company, the executive shall receive benefits under the Pension

Equalization Plan calculated with the higher of the salary calculation as of December 31, 2007 that includes restricted stock, or the salary calculation at the time of termination that excludes restricted stock.

If a participant dies while employed with the Company, or after retirement but before receipt of benefits under the Pension Equalization Plan, and the participant was entitled to benefits under the Pension Plan, the participant’s legal spouse receives survivor benefits which are calculated based upon the full Pension Equalization benefit minus the Pension Plan benefit amount. If the Company terminates a participant for cause, the participant forfeits all benefits under the Pension Equalization Plan.

Mr. Lassonde is a participant in the International Retirement Plan that contains three accounts; 1) basic account, 2) supplemental account and 3) savings account.

Basic Account: In the basic account, a participant receives a contribution based upon age and a percentage of compensation. The International Plan defines compensation as base pay and cash bonus. Following is the table of basic account contribution amounts:

Age	Percentage of Compensation Contributed to Basic Account
Up through 29	1.5
30-34	3.0
35-39	3.5
40-44	4.5
45-49	7.0
50 and up	9.0

Pursuant to Mr. Lassonde’s employment agreement in effect until December 31, 2006, the Company contributed 18% of Mr. Lassonde’s annual compensation for 2006 ($275,760) to his basic account. The employment agreement provides an enhanced benefit beyond the table in the International Plan because the Company needed to attract and retain the services of Mr. Lassonde to provide critical guidance and leadership to the Company’s merchant banking, exploration and business development functions following the acquisition of Franco-Nevada Mining Corporation Limited in 2002.

Supplemental Account: In the supplemental account, a participant receives a contribution based upon age and a percentage of compensation. The International Plan defines compensation for the supplemental account the same as for the basic account. Following is the table of supplemental account contribution amounts:

Age	Percentage of Compensation Contributed to Supplemental Account
Up through 29	10.5
30-34	9.0
35-39	8.5
40-44	7.5
45-49	5.0
50 and up	3.0

Pursuant to Mr. Lassonde’s employment agreement, the Company contributed 6% of Mr. Lassonde’s annual compensation for 2006 ($91,920) to his supplemental account. The employment agreement provides an enhanced benefit beyond the table in the International Plan because the Company needed to attract and retain the services of Mr. Lassonde, as described above.

Savings Account: In the savings account, each participant receives a contribution equal to 6% of compensation for the year, not to exceed $12,000 for any plan year. For purposes of the savings account, the definition of compensation is the same as the basic and supplemental accounts, except cash bonus is excluded in the definition for saving account compensation. Mr. Lassonde participates in the savings account provision of the International Plan at the same rate as any other participant and he received a contribution of $12,000 for 2006.

Upon a participant’s termination of employment for any reason, including death, retirement, disability or other termination of employment by the Company, the participant receives a cash lump-sum distribution for the vested value of the accounts as soon as administratively possible.

2006 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year ($)		Aggregate Withdrawals / Distributions ($)		Aggregate Balance at Last Fiscal Year-End ($)
Wayne W. Murdy	$85,000	$3,000	89,002		—		$901,983
Richard T. O’Brien	—	—	—		—		—
Pierre Lassonde	—	—	—		—		—
Thomas L. Enos	$61,813	$5,906	15,589		—		$378,031
David Harquail	—	—	1,104		—		$5,354
Bruce D. Hansen	$14,992	—	16,035	(3)	160,417	(4)	$29,676

(1)	Amounts shown are included in the Salary column of the Summary Compensation Table on page 35.
(2)	Amounts shown are included in the All Other Compensation column of the Summary Compensation Table.
(3)	Amount shown is included in the All Other Compensation column of the Summary Compensation Table.
(4)	Amount shown represents distribution from the Company's Savings Equalization Plan in 2006 following separation of employment in 2006.

Amounts shown are part of the Company’s Savings Equalization Plan.

Upon distribution of Savings Equalization Plan accounts, the participant receives a cash amount equal to the value of the contributions if such contributions had been invested in the Savings Plan, as of the applicable valuation date. A participant receives distribution of Savings Equalization amounts in lump-sum form.

In the event a participant of the Savings Equalization Plan terminates employment with the Company due to retirement, death or disability, or change of control, the Company contribution will vest at 100% regardless of years of service, and the participant receives a single lump sum cash payment for the value of the accounts and Company match as soon as administratively possible following the applicable valuation date. In the event a participant of the Savings Equalization Plan terminates employment with the Company for any reason other than retirement, death, change of control or disability, the participant receives a single lump sum cash payment for the value of the accounts and the applicable percentage of vested Company match based upon years of service as provided above, as soon as administratively possible following the applicable valuation date. In the event the Company terminates the employment of a participant of the Savings Equalization Plan due to cause, the participant forfeits all Company contributions under the Savings Equalization Plan.

Potential Payments Upon Termination or Change in Control

The following tables describe the estimated potential payments upon termination or change in control of the Company for the Named Executive Officers. The amounts shown assume that the termination or change in control occurred on December 31, 2006. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.

Terms of Plans: See the Compensation Discussion and Analysis starting at page 17 for a description of the material terms, conditions and assumptions for any of the Company’s benefit plans or, in the case of Mr. Murdy or Mr. Lassonde, their employment agreements.

Retirement Benefits: Mr. Murdy is eligible for retirement and Mr. Enos is eligible for early retirement under the Company’s Pension Plan and Pension Equalization Plan. Mr. Lassonde is eligible for retirement under the Company’s International Retirement Plan. Messrs. O’Brien and Harquail are not eligible for retirement. However, Mr. Harquail has vested benefits under these plans. See the Pension Benefits Table on page 40 for the present value of vested benefits under these plans.

Termination Not For Cause: The Company’s Severance Plan provides for benefits in the case of termination not for cause in the event of job elimination, based on salary and length of service. In addition, Mr. Murdy has an agreement, dated May 6, 1993, providing for a minimum of 24 months of base benefits in the case of termination not for cause.

Termination For Cause: No additional benefits are payable in any case of termination for cause. The Company’s plans generally define cause as: (a) willful and continued failure of participant to perform substantial duties, follow Company policy or Company code of conduct, after written demand for substantial performance; (b) illegal conduct, gross negligence or willful misconduct; or (c) dishonest or fraudulent conduct or breach of contract.

Change in Control: The Company’s 2005 Stock Incentive Plan provides for vesting of unvested restricted stock and stock options in the case of change in control of the Company. Additionally, the Savings Plan and Savings Equalization Plan provide for immediate vesting of the Company match which is capped at a cumulative total of $12,000 per year for both plans.

The Company’s Executive Change of Control Plan applies to executive grade level employees, including the Named Executive Officers, in the event of a change of control, which is generally defined as:

1)	The acquisition of beneficial ownership of 20% or more of either (a) the then outstanding shares of the Company; or (b) the combined voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors (but not an acquisition by a Company entity or Company benefit plan); or

2)	The individuals constituting the Company’s board of directors on January 1, 2004 cease to constitute at least a majority of the board, with certain exceptions allowing the board the ability to vote in new members by a majority; or

3)	Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation. The acquisition of assets of another corporation does not constitute a change of control if certain requirements are met to evidence that the Company is the acquiring company and will conduct the business of the combined entity going forward.

Termination After Change in Control: The Company’s Executive Change of Control Plan provides for enhanced benefits in the case of termination within three years following change in control of the Company, in most cases based on salary and bonus payments in previous years. The Pension Plan provides a retirement option at age 48 with 10 years of service and a lesser reduction factor in benefits, compared to circumstances not involving a change of control.

Executives are eligible for benefits if terminated within 3 years of a change of control or if the executive terminates for good reason within 3 years of change of control. The Change of Control Plan generally defines good reason as any of the following without the executive’s prior consent: (a) reduction in salary, bonus, stock-based compensation from the level immediately preceding the change of control; (b) requiring the executive to relocate his or her principal place of business more than 35 miles from the previous principal place of business; (c) failure by the employer to comply with the obligations under the Change of Control Plan; or (d) assigning the executive duties inconsistent with the executive’s position immediately prior to such assignment or any action resulting in the diminution of the executive’s position, authority, duties or responsibilities.

Death: Upon the death of one of the Named Executive Officers, payment is made to the estate based on the terms of the Officers Death Benefit Plan.

Disability: The Company has a short-term disability plan that provides for up to five months of disability absence with base pay depending upon the employee’s years of service with the Company. In the event of long term disability, the Company has an insurance plan that provides a maximum monthly benefit to executives and officers of the Company of $13,000 per month. The maximum benefit period for the long-term disability benefit varies depending upon the age on date of disability.

Disability Coverage: The value of disability coverage is based on the incremental additional cost to the Company for an additional coverage. The Executive Change of Control Plan generally provides for 3 years of disability coverage for the Named Executive Officers.

2006 Performance Bonuses: All amounts shown for Corporate Performance Bonuses, Personal Performance Bonuses and Stock Incentive Bonuses are cash payments made at target level for 2006 performance.

Accelerated Vesting of Restricted Stock and Stock Options: The amounts shown assume vesting as of December 31, 2006 of restricted stock, restricted stock units or stock options at the year-end closing price of $45.15. The amounts shown do not include any vested stock awards.

Incremental Non-Qualified Pension: The amounts shown as Incremental Non-Qualified Pension are based on 3 additional years of service credit following termination of employment in the case of change in control, and an additional period of service based on years of service in the case of termination not for cause. All amounts payable are based upon the same assumptions and plan provisions used in the Summary Compensation Table and Pension Benefits Table, except that for Change in Control the amount is determined without any present value discount.

Health Care Benefits: Messrs. Murdy, Lassonde and Enos are eligible for retiree medical health care coverage on the same terms as any other employee, as they each meet the Rule of 75 (age plus years of service). The value of health care benefits is based on the incremental additional cost to the Company of the length of coverage specified in the Severance Plan, the Executive Change of Control Plan or Disability Plan.

Life Insurance: Life insurance coverage and proceeds are provided under the terms of the Officers Death Benefit Plan.

280G Tax Gross-Up: Upon a change in control of the Company, the executive may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. The Company has agreed to reimburse the executive for all excise taxes that are imposed on the executive under Section 280G and any income taxes and excise taxes that are payable by the executive as a result of any reimbursements for Section 280G taxes. The 280G tax gross-up amounts reflected in the tables below assumes that the executive is entitled to a full reimbursement by the Company of any (a) excise taxes that are imposed on the executive as a result of the change in control, (b) any income and excise taxes imposed on the executive as a result of the Company’s reimbursement of the excise tax amount, and (c) any additional income taxes and excise taxes that are imposed on the executive as a result of the Company’s reimbursement of the executive for any excise or income taxes. The calculation of the 280G gross-up amount in the tables below is based upon a 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 4.63% state income tax rate. For purposes of the 280G calculation, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the executive executing a non-competition agreement.

Wayne W. Murdy

Benefits or Payments	Retirement ($)	Termination Not For Cause(1) ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Base Benefit	—	$3,522,608	—	—	—	—
Corporate Performance Bonus	$670,000	$670,000	—	—	$670,000	$670,000
Personal Performance Bonus	$330,000	$330,000	—	—	$330,000	$330,000
Stock Incentive Bonus	$1,350,000	$1,350,000	—	—	$1,350,000	$1,350,000
Change in Control Payment	—	—	—	$8,352,870	—	—
Accelerated Vesting of Restricted Stock	$2,196,458	$2,196,458	$2,196,458	—	$2,196,458	$2,196,458
Accelerated Vesting of Stock Options	$283,816	$121,456	$283,816	—	$121,456	$121,456
Incremental Non-Qualified Pension	—	$2,663,759	—	$5,076,613	—	—
				(additional 3 years credit)
Health Care Benefits	—	$58,581	—	$87,013	—	—
		(104 weeks)		(3 years)
Life Insurance Coverage	$1,000,000	$1,000,000	—	$1,000,000	—	$1,000,000
	(coverage at 1 times salary)	(coverage at 1 times salary)		(coverage at 1 times salary)		(coverage at 1 times salary)
Life Insurance Proceeds	—	—	—	—	$3,000,000	—
Disability Coverage	—	—	—	$3,645	—	—
				(3 years premium)
Outplacement Services	—	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	—	$5,703,002	—	—
Office and Secretarial Services(2)	$41,841	$41,841	—	—	—	$41,841

Total	$5,872,115	$11,974,703	$2,480,274	$20,243,143	$7,667,914	$5,709,755

(1)	Under the terms of an agreement with the Company, Mr. Murdy is entitled to 24 months of base benefit and other benefits under the Severance Plan.
(2)

The Company has traditionally provided office space and secretarial services to retiring chief executive officers, for as long as needed. As of December 31, 2006, the annual cost of office space, parking, secretarial services and office equipment costs for one person is $41,841.

Richard T. O’Brien

Benefits or Payments	Voluntary Termination ($)	Termination Not For Cause ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Base Benefit	—	$66,923	—	—	—	—
Corporate Performance Bonus	—	$204,833	—	—	$204,833	$204,833
Personal Performance Bonus	—	$102,417	—	—	$102,417	$102,417
Stock Incentive Bonus	—	$384,063	—	—	$384,063	$384,063
Change in Control Payment	—	—	—	$2,518,364	—	—
Accelerated Vesting of Restricted Stock	—	$316,231	$316,232	—	$316,231	$316,231
Accelerated Vesting of Stock Options	—	—	—	—	—	—
Incremental Non-Qualified Pension	—	—	—	$841,402	—	—
				(additional 3 year credit)
Health Care Benefits	—	$895	—	$26,323	—	—
		(6 weeks)		(3 years)
Life Insurance Coverage	—	—	—	$174,000	—	—
				(coverage at 30% salary)
Life Insurance Proceeds	—	—	—	—	$1,740,000	—
Disability Coverage	—	—	—	$3,645	—	—
				(3 years premium)
Outplacement Services	—	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	—	$1,383,713	—	—

Total	—	$1,095,362	$316,232	$4,967,447	$2,747,544	$1,007,544

Pierre Lassonde

Benefits or Payments	Retirement ($)	Termination Not For Cause ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Base Benefit	—	—	—	—	—	—
Corporate Performance Bonus	$359,796	$359,796	—	—	$359,796	$359,796
Personal Performance Bonus	$199,887	$199,887	—	—	$199,887	$199,887
Stock Incentive Bonus	$719,593	$719,593	—	—	$719,593	$719,593
Change in Control Payment	—	—	—	$6,000,804	—	—
Accelerated Vesting of Restricted Stock	$1,135,206	$1,135,206	$1,135,206	—	$1,135,206	$1,135,206
Accelerated Vesting of Stock Options	—	$80,972	$189,217	—	$80,972	$80,972
Incremental Non-Qualified Pension	—	—	—	$1,901,772	—	—
				(additional 3 years credit)
Health Care Benefits	—	$4,791	—	$126,062	—	—
		(14 weeks in plan)		(3 years)
Life Insurance Coverage	$564,124	$564,124	—	$805,891	—	$564,124
	(coverage at 70% of base salary)	(coverage at 70% of base salary)		(coverage at 1 times salary)		(coverage at 70% of base salary)
Life Insurance Proceeds	—	—	—	—	$2,417,673	—
Disability Coverage	—	—	—	$3,645	—	—
				(3 years premium)
Outplacement Services	—	$20,000	—	$20,000	—	—
Termination Payment	$750,000	$750,000	—	$750,000	$750,000	$750,000
280G Tax Gross-Up	—	—	—	$2,636,327	—	—

Total	$3,728,606	$3,834,369	$1,324,423	$12,244,501	$5,663,127	$3,809,578

Thomas L. Enos

Benefits or Payments	Retirement ($)	Termination Not For Cause ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Base Benefit	—	$885,870	—	—	—	—
Corporate Performance Bonus	$204,833	$204,833	—	—	$204,833	$204,833
Personal Performance Bonus	$102,417	$102,417	—	—	$102,417	$102,417
Stock Incentive Bonus	$384,063	$384,063	—	—	$384,063	$384,063
Change in Control Payment	—	—	—	$3,029,514	—	—
Accelerated Vesting of Restricted Stock	$426,668	$426,668	$426,668	—	$426,668	$426,668
Accelerated Vesting of Stock Options	—	$26,989	$63,072	—	$26,989	$26,989
Incremental Non-Qualified Pension	—	$339,321	—	$3,748,650	—	—
				(additional 3 year credit)
Health Care Benefits	—	$23,196	—	$97,044	—	—
		(76 weeks)		(3 years)
Life Insurance Coverage	$174,000	$290,000	—	$348,000	—	$174,000
	(coverage at 30% salary)	(coverage at 50% salary)		(coverage at 60% salary)		(coverage at 30% salary)
Life Insurance Proceeds	—	—	—	—	$1,740,000	—
Disability Coverage	—	—	—	$3,645	—	—
				(3 years premium)
Outplacement Services	—	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	—	$3,106,232	—	—

Total	$1,291,981	$2,703,357	$489,740	$10,353,085	$2,884,970	$1,318,970

David Harquail

Benefits or Payments	Voluntary Termination ($)	Termination Not For Cause ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Base Benefit	—	$130,384	—	—	—	—
Corporate Performance Bonus	—	$159,533	—	—	$159,533	$159,533
Personal Performance Bonus	—	$79,767	—	—	$79,767	$79,767
Stock Incentive Bonus	—	$299,125	—	—	$299,125	$299,125
Change in Control Payment	—	—	—	$2,698,080	—	—
Accelerated Vesting of Restricted Stock	—	$327,383	$327,383	—	$327,383	$327,383
Accelerated Vesting of Stock Options	—	$26,989	$63,072	—	$26,989	$26,989
Incremental Non-Qualified Pension	—	$29,058	—	$1,340,784	—	—
				(additional 3 year credit)
Health Care Benefits	—	$6,080	—	$77,263	—	—
		(14 weeks)		(3 years)
Life Insurance Coverage	—	—	—	—	—	—
Life Insurance Proceeds	—	—	—	—	$1,425,000	—
Disability Coverage	—	—	—	$3,645	—	—
				(3 years premium)
Outplacement Services	—	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	—	$1,935,543	—	—

Total	—	$1,078,319	$390,455	$6,075,315	$2,317,797	$892,797

Bruce D. Hansen. In 2006, Mr. Hansen received benefits under the Severance Plan of Newmont, as follows:

•	$708,516 in base benefit, which equaled 52 weeks of eligible earnings because he had 24 years of service

•	$261,500 cash payment in lieu of bonus, pro-rated bonus at target for the year preceding termination

•	$326,875 cash payment in lieu of stock bonus, pro-rated bonus at target for the year preceding termination

•	Accelerated vesting of a percentage of unvested stock options totaling 40,291 stock options according to terms of grant agreements

Mr. Hansen also accrued cash payments from the Savings Equalization Plan and Pension Equalization Plans following termination of employment in 2006, in the amounts of:

•	Savings Equalization Plan $190,093

•	Pension Equalization Plan $3,642,776

The Company will also vest 14,027 shares of restricted stock pursuant to grant awards following separation under the Severance Plan of Newmont. The Company has discretion to vest all restricted stock awards upon severance. Such restricted stock will vest in May 2007.

Finally, the Company entered into a Consulting Agreement with Mr. Hansen for services in 2007 under which the Company paid Mr. Hansen $458,627 in 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and holders of greater than 10% of the Company’s outstanding common stock to file initial reports of their ownership of the Company’s equity securities and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with in 2006, except that Mr. Glen A. Barton, a director, inadvertently failed to report on a timely basis three transactions, which were subsequently filed on a late Form 4.

Proposal No. 2—Ratify Appointment of Auditors

Proposal.

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for Newmont and its subsidiaries for the fiscal year 2007, after evaluation of audit quality, fees, independence and other relevant factors. PwC has served as Newmont’s independent auditors since 2002.

The Board is asking that stockholders ratify the appointment of PwC as independent auditors. If stockholders fail to ratify the appointment of PwC, the Audit Committee may reconsider this appointment. Representatives of PwC are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Independent Auditors Fees.

PwC billed the following fees in 2006 and 2005 for professional services rendered to Newmont:

	2006		2005
Audit Fees	$4,946,951	(1)	$5,033,207
Audit-Related Fees	88,359		291,409
Tax Fees	9,350		21,471
All Other Fees	41,300	(2)	30,026
Total	$5,085,960		$5,376,111

(1)	Of the Audit Fees, approximately 42% of such fees was attributable to services provided in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Represents software licensing fees.

The Audit Committee has established procedures for engagement of PwC to perform services other than audit, review and attest services. In order to safeguard the independence of PwC, for each engagement to perform such non-audit service, (a) management and PwC affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) management describes the reasons for hiring PwC to perform the services; and (c) PwC affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by PwC in 2006 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures. The Audit Committee considered the amount of non-audit services provided by PwC in assessing its independence.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PwC AS NEWMONT’S INDEPENDENT AUDITORS FOR 2007.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Committee has adopted a Charter that describes its responsibilities in detail. The Charter is available on the Company’s web site at www.newmont.com under the Investor Relations section.

The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function. The Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the audit process. Additional information about the Committee’s role in corporate governance can be found in the Committee’s charter.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers (“PwC”), the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2006. Management has affirmed to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, and has discussed PwC’s independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee of the Board of Directors:

Robin A. Plumbridge, Chairman Vincent A. Calarco	Noreen Doyle Michael S. Hamson

Proposal No. 3—Stockholder Proposal Requesting a Report

Regarding Newmont’s Indonesian Operations

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“NEWMONT MINING

Submitted by William C. Thompson, Comptroller, City of New York, on behalf of the Boards of Trustees of the New York City Pension Funds

WHEREAS, we believe that transnational corporations operating in countries with repressive governments, ethnic conflict, weak rule of law, endemic corruption, or poor labor and environmental standards face serious risks to their reputation and share value if they are seen to be responsible for, or complicit in, degradation of the environment or human rights violations; and,

WHEREAS, Newmont Mining has had extensive mining operations on the islands of Sulawesi and Sumbawa in Indonesia; and,

WHEREAS, in August, 2004, the Indonesian government accused Newmont Mining had “illegally disposed” of toxic waste containing arsenic and mercury into the waters off Sulawesi,

WHEREAS, there have been numerous reports of serious health problems among the indigenous population allegedly arising from toxic waste disposal operations conducted by the company in these areas; and,

WHEREAS, there are a number of lawsuits pending against Newmont Mining by Indonesian citizens whose health has reportedly been negatively impacted by these operations,

WHEREAS, on September 8, 2004, the New York Times reported that Newmont employed methods of waste disposal in Indonesia, which had effectively been banned in the United States under provisions of the Clean Air Act,

WHEREAS, in August, 2005, the Indonesian government filed criminal charges against the company on the grounds that Newmont’s Sulawesi operations violated Indonesia’s toxic dumping laws, and that the marine environment adjacent to those operations was contaminated with unnatural levels of arsenic and mercury that posed significant health risks to the local population;

THEREFORE, BE IT RESOLVED, that shareholders request management to review and report to shareholders on the potential environmental and public health damage resulting from the company’s mining and waste disposal operations in Indonesia.”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Company recognizes the importance of environmental and public health issues. Consideration of these issues is fundamental to our operations on a day-to-day basis. The Company’s methods of operations, including waste disposal, are based on many years of ongoing scientific analyses and consideration of complex circumstances relating to geographic and technical issues, legal regulations and social issues.

As a result of the particular circumstances surrounding the Company’s former Minahasa operation in Indonesia, the Company has issued a report to the stockholders entitled Buyat Bay, History and Status, available at www.newmont.com (click on Shareholder Update: Buyat Bay, on the home page). A copy of this report is also available, without charge, by written request to Investor Relations, Newmont Mining Corporation, 1700 Lincoln Street, Denver, CO 80203. In addition, the Company has conducted extensive monitoring and analyses of conditions at Buyat Bay, and has commissioned multiple independent studies relating to water quality, marine life, and the health of local residents. These data and reports are available at www.buyatbayfacts.com, a website maintained by the Company. Finally, pursuant to a Goodwill Agreement between the Company’s Minahasa subsidiary and the Indonesian government, entered into on February 16, 2006, a 10-year program of scientific investigation, monitoring and analysis will be undertaken by an independent panel of six scientists, to confirm that the Minahasa operation has not caused any adverse environmental impacts to Buyat Bay or adverse health impacts to area residents. The Company will continue to update its shareholders and the general public on the results and conclusions of this 10-year study.

With respect to the Batu Hijau operation in Indonesia, the Company’s submarine tailings disposal system was the subject of an extensive environmental impact study prior to the issuance of its initial operating permits in

October 1996, and is the subject of a continual and extensive monitoring program. In addition, the Company’s Batu Hijau subsidiary engaged the Indonesian Center for Oceanographic Research to conduct a Deep Sea Research Study at Batu Hijau in 2003, and then engaged the Commonwealth Scientific & Industrial Research Organization (CSIRO) of Australia, and a team of Indonesian scientists, to conduct a due-diligence monitoring study on the Batu Hijau tailings placement system in 2004.

The Company publishes, on a regular basis, reports entitled “Now and Beyond,” which are corporate responsibility reports addressing health and safety, community relations, human resources, ethics and environmental issues. These reports are available on www.newmont.com or by written request as described above.

We believe that our efforts to promote sustainable development are the best ways to guarantee our success in developing nations. The Company has undertaken efforts to promote sustainable development and support the creation of health and education programs, improved and new infrastructure, and local business enterprises at its operations. Reports regarding these efforts are available on www.newmont.com.

The Board believes that it is not necessary to produce the additional report requested by this proposal, as such an effort would be duplicative to the studies described above and add little to the Company’s efforts to address the issues raised in the proposal.

Proposal No. 4—Stockholder Proposal Requesting a Report

Regarding Newmont’s Community Policies and Practices

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“NEWMONT MINING 2007

WHEREAS:

Several Newmont projects in developing countries have been undermined by community protests over the years. A pattern of community resistance to the company’s operations, especially in Peru, Indonesia, and Ghana, raises concerns about issues such as the company’s mining waste disposal practices, the potential for water pollution, development on sacred sites, and community resettlement.

—	In November 2005, police shot and killed one farmer and injured three others near Newmont’s Akyem mine in Ghana, after a protest calling for additional compensation for crops. In a response by Newmont, the company later acknowledged that it “did not heed early warnings in the villages that the situation could escalate.”

—	In April 2006, villagers burned Elang exploration camp on Sumbawa Island, Indonesia, temporarily suspending operations. Last year, exploration was also suspended temporarily after residents asked the company to hire more community members and purchase more local supplies, according to the Denver Post.

—

In November 2004, the company removed Cerro Quilish from the mine plan and reserves of Minera Yanacocha, in which Newmont holds majority interest, after community protests against exploration activities resulted in a sustained blockade to the mine. Yanacocha asked for its exploration permit to be revoked, primarily due to increased community concerns. According to the firm’s 10-K Annual Report 2004, it reclassified 2.0 million ounces of gold from “proven and probable” to “mineralized material not in reserve.” Yanacocha’s operations manager said in a BBC news article that the company failed to understand the magnitude of the community’s concern.

—	In August 2006, local residents blocked access to Yanacocha for six days, briefly shutting down the mine over concerns related to job security, water protection, and community investments. The blockade followed a series of clashes between protestors, security guards, and police, during which one farmer was shot to death, according to Inter Press Service.

—	On February 17, 2006, The New York Times reported that Newmont agreed to pay $30 million to Indonesia in a settlement of a civil lawsuit in which the government argued that Newmont had polluted a bay with arsenic and mercury, making villagers sick.

Resolved: That shareholders request that a committee of independent board members be formed to conduct a global review and evaluation of the company’s policies and practices relating to existing and potential opposition from local communities and to our company’s operations and the steps taken to reduce such opposition; and that the results of that review be included in a report (omitting confidential information and prepared at reasonable cost) that is made available to shareholders prior to the 2008 annual meeting.

Supporting Statement: Newmont Mining’s success depends not only on receiving legal permits and licenses, but also on the acceptance and cooperation of the communities it affects.”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board of Directors has established the Environmental, Health and Safety Committee, a standing committee of the Board, which is comprised of at least three independent directors. The Committee is charged with overseeing a wide variety of Company policies and practices designed to achieve environmentally sound and responsible resource development. Therefore, it is well-suited to review and evaluate the Company’s policies and practices relating to its engagement with host communities around its operations. In conducting its review and evaluation of such policies, the Committee will also evaluate any existing and potential opposition to Newmont’s operations from those communities. The results of that review will be included in a report (omitting confidential information and prepared at reasonable cost) made available to the stockholders prior to the 2008 annual meeting of stockholders.

In particular, the Committee will meet at least twice a year to (a) review the effectiveness of the policies and systems for managing community risks associated with the Company’s activities; (b) prepare a public assessment of the Company’s community affairs performance; (c) report to the Board the Committee’s findings, conclusions and recommendations on specific actions or decisions the Board should consider; (d) engage independent experts or advisors, to the extent it is deemed necessary, who have recognized expertise in community affairs; and (e) oversee Newmont’s policies, standards, systems and resources required to conduct its activities in accordance with the Company’s Core Values.

Proposal No. 5—Stockholder Proposal Regarding

Independent Board Chairman

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“5—Separate the Roles of CEO and Chairman

RESOLVED: Shareholders request that our Board establish a rule (firmly specified in our charter or bylaws if feasible) of separating the roles of our CEO and Board Chairman, so that an independent director who has not served as an executive officer of our Company, serve as our Chairman whenever possible.

This proposal gives our company an opportunity to follow SEC Staff Legal Bulletin 14C to cure a Chairman’s non-independence. This proposal shall not apply to the extent that compliance would necessarily breach any contractual obligations in effect at the time of the 2007 shareholder meeting.

The primary purpose of our Chairman and Board of Directors is to protect shareholders’ interests by providing independent oversight of management, including our Chief Executive Officer. Separating the roles of CEO and Chairman can promote greater management accountability to shareholders and lead to a more objective evaluation of our CEO.

It is important to take a step forward and support this one proposal to improve our corporate governance since our 2006 governance standards were not impeccable. For instance in 2006 it was reported (and certain concerns are noted):

•	We had no Independent Chairman—Independent oversight concern.

•	Our CEO/Chairman, Mr. Murdy, served on the Qwest (Q) board rated D by The Corporate Library http://www.thecorporatelibrary.com, an independent investment research firm.

•

Mr. Murdy was also designated as an “Accelerated Vesting” director by The Corporate Library. This was due to his involvement with a board that accelerated the vesting of stock options just prior to implementation of FAS 123R policies in order to avoid recognizing the related expense—which is now required.

•	Plus our Leader Director, Mr. Barton, served on the Valmont (VMI) board rated D by The Corporate Library.

•	Mr. Barton was also on our key nomination and compensation committees.

•	Mr. Taranik and Mr. Schulich are potentially conflicted directors due to their non-director links to our company.

•	Cumulative voting was not allowed.

•	We still had an obsolete pension plan for directors—Independence concern.

•	We still had an obsolete gift program for directors—Independence concern.

•	Our key Audit Committee chairman had 23-years director tenure—Independence concern.

The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes to:

Separate the Roles of CEO and Chairman

Yes on 5”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that it is in the best interests of the Company and its stockholders for the Board to have flexibility in determining the appropriate individual with the necessary qualifications, commitment and support of the other directors to serve as an effective Chairman in light of the circumstances at any point in time. As provided in the Company’s Corporate Governance Guidelines, which are available on the Company’s website at www.newmont.com/en/investor:

“The Board selects the Chairman of the Board in the manner and upon the criteria it deems best for the Company at the time of selection. The Board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Corporation of the combination of the positions.”

At the present time, the Board believes that the interests of the Company and its stockholders are best served by the leadership and direction provided by a single person as Chairman and Chief Executive Officer. While the Board may select in the future a Chairman who does not have any management duties, titles or responsibilities should circumstances change, the proposal, if adopted, will limit the Board from organizing itself in a manner best suited to meet the needs of the Company and its stockholders based on the circumstances and individuals at any particular point in time.

In addition, the Board has been, and continues to be, committed to high standards of corporate governance. The Company believes it already has several mechanisms in place to ensure that the Board is able to provide independent oversight of management, including the following:

•

Among the 13 members of the current Board, 10 members are non-management directors, all of whom meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. As provided in the Company’s Corporate Governance Guidelines, the Board must always have a substantial majority (75 percent or more) of independent directors who meet the criteria for independence required by the New York Stock Exchange, any applicable laws, rules and regulations and the guidelines established by the Board. These standards are more rigorous than the independence requirements of the listing standards of the New York Stock Exchange.

•

The Company’s non-management directors hold executive sessions at each regularly scheduled Board meeting, which are not attended by inside directors or members of management, to discuss relevant matters, including the performance of the Chairman and CEO and other members of management. During fiscal year 2006, the non-management directors met five times.

•

The Board must at all times have an independent “lead director” to preside over all meetings of the Board at which the Chairman is not present, including regularly scheduled executive sessions of non-management directors. As described in the Company’s Corporate Governance Guidelines, the lead director also serves as liaison between the Chairman and other independent directors and has the authority to call meetings of independent directors. The lead director also approves meeting agendas and information sent to the Board, and approves meeting schedules to assure there is sufficient time for discussion of all agenda items. Glen Barton is currently the lead director and has served as a director on the Board since 2001.

•

The Company has established procedures enabling any shareholder or interested party to communicate with the lead director, non-management directors as a group or other members of the Board. These procedures are described in this Proxy Statement under the heading “Corporate Governance—Communications with Stockholders or Interested Parties.” The lead director is also required to notify other members of the Board regarding any legitimate concern expressed by a stockholder or interested party of which the lead director becomes aware.

•

Each of the key committees of the Board, including the Audit Committee, the Compensation and Management Development Committee, the Corporate Governance and Nominating Committee, and the Environmental, Health and Safety Committee, consists entirely of non-management, independent directors. These committees oversee critical matters independent of management, such as executive compensation, including the compensation of the Chief Executive Officer, as well as the selection and evaluation of directors. For a complete description of the responsibilities of each of these committees, see the committee charters, which are available on the Company’s website at www.newmont.com/en/investor.

In view of the oversight mechanisms currently in place, the Board believes that it is unnecessary to mandate in the Company’s governing documents that the Chairman serve in that capacity only and have no management duties, titles or responsibilities. The Board believes that adopting such proposal would only limit the Board’s ability to select the director it believes best suited to serve as Chairman and is not in the best interests of the Company and its shareholders.

Other Matters

The Board of Directors does not intend to bring other matters before the Company’s Annual Meeting of Stockholders, except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

Additional information about Newmont, including its Annual Report on Form 10-K, is available through the Company’s web site, at www.newmont.com.

The 2007 Annual Meeting

Newmont will establish meeting procedures for the conduct of the Annual Meeting of Stockholders to ensure that there is sufficient time to address all of the items described in the Proxy Statement and to facilitate an orderly meeting. An agenda and procedures will be distributed at the beginning of the meeting describing the official business meeting and procedures for stockholders wishing to address the meeting during a stockholders assembly, which will follow the official business meeting. Time allotted to questions or comments by stockholders will be limited.

Newmont invites questions from stockholders to be addressed at the Annual Meeting. Stockholders may mail their questions to Newmont to the attention of Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, CO 80203 USA, or submit them to Newmont at investor.relations@newmont.com. Along with your questions, please state the number of Newmont shares you own.

If you plan to attend the Annual Meeting, please check the box on your proxy card.

We will include the results of the voting at the 2007 Annual Meeting in a quarterly report on Form 10-Q filed with the Securities and Exchange Commission.

Admission Ticket

Admission Ticket Information

Please note that admission to the Annual Meeting will be by admission ticket only. Please fold along the perforation, detach and bring this Admission Ticket with you to the Annual Meeting. Photo copies of this Admission Ticket will not be accepted. Admission will be limited to stockholders of record on February 27, 2007, or a stockholder’s authorized proxy representative.

Verification

In all cases, record date share ownership must be verified at the meeting. Please bring valid photo identification to the meeting.

Registered Stockholders

For ownership verification, please provide:

•	name(s) of stockholder
•	address
•	telephone number
•	stockholder account, or
•	copy of your proxy card showing stockholder name(s) and address

Beneficial Holders

For ownership verification, please provide:

•	a copy of your February brokerage account statement showing Newmont stock ownership as of the record date, February 27, 2007
•	a letter from your broker, bank or other nominee verifying your record date ownership, or
•	a copy of your brokerage account voting instruction card showing stockholder name(s) and address

Newmont Mining Corporation 2007 Annual Meeting of Stockholders Hotel du Pont Knowles Room 11th and Market Streets Wilmington, Delaware, USA 11:00 a.m. local time

THE BOARD OF DIRECTORS’ RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 4, AND “AGAINST” ITEMS 3 AND 5.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Item 1. Election of Directors	FOR ALL	WITHHELD FOR ALL						The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business which may properly be brought before the meeting or any adjournment thereof.
Nominees:	☐	☐	Item 2.	Ratify Appointment of Independent Auditors for 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐	By execution of the Proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the Annual Meeting.
01 G.A. Barton, 02 V.A. Calarco, 03 N. Doyle, 04 V.M. Hagen, 05 M.S. Hamson, 06 P. Lassonde,	07 R.J. Miller, 08 W.W. Murdy, 09 R.A. Plumbridge, 10 J.B. Prescott, 11 D.C. Roth, and 12 J.V. Taranik		Item 3.	Stockholder Proposal requesting a report regarding Newmont’s Indonesian operations.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proxies can only be given by Newmont Mining common stockholders of record on the Record Date. Please sign your name below exactly as it appears on your stock certificate(s) on the Record Date or on the label affixed hereto. When the shares of Newmont Mining common stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

			Item 4.	Stockholder Proposal requesting a report regarding Newmont’s community policies and practices.	FOR ☐	AGAINST ☐	ABSTAIN ☐
FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW.			Item 5.	Stockholder Proposal regarding Independent Board Chairman	FOR ☐	AGAINST ☐	ABSTAIN ☐	The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.	If you plan to attend the meeting, please mark this box.	☐

Signature	Signature	Dated ______, 2007

FOLD     AND     DETACH     HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/nem Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

PROXY

NEWMONT MINING CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 24, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NEWMONT MINING CORPORATION

The undersigned, a holder of record shares of common stock, par value $1.60 per share of Newmont Mining Corporation at the close of business on February 27, 2007 (the “Record Date”), hereby appoints Richard T. O’Brien, Britt D. Banks and Sharon E. Thomas, and each or any of them, the proxy or proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the common stock of Newmont Mining Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m. local time on Tuesday, April 24, 2007 in the Knowles Room at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware USA, and any adjournments thereof, upon the matters listed on the reverse side hereof. The proxies appointed hereby may act by a majority of said proxies present at the meeting (or if only one is present, by that one).

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS
RECOMMENDATION. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU VOTE ONE OF THE THREE WAYS DESCRIBED BELOW. (Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.     Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.     Call toll free 1-866-540-5760 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.     Vote by Internet at our Internet Address: http://www.proxyvoting.com/nem

PLEASE VOTE

ADMISSION TICKET INFORMATION

Please note that admission to the Annual Meeting will be by admission ticket only. Your admission ticket is located on the back page of the Notice of 2007 Annual Meeting of Stockholders and Proxy Statement. (Photo copies will not be accepted.) Admission will be limited to stockholders of record on February 27, 2007, or a stockholder’s authorized proxy representative. In all cases, record date share ownership must be verified at the meeting. Please bring valid photo identification to the meeting.

Beneficial holders should bring (1) a copy of your February brokerage account statement showing Newmont stock ownership as of the record date, February 27, 2007; (2) a letter from your broker, bank or other nominee verifying your record date ownership, or (3) a copy of your brokerage account voting instruction.

VOTING INSTRUCTION FORM

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF NEWMONT MINING CORPORATION

OF CANADA LIMITED FOR THE APRIL 24, 2007 ANNUAL

MEETING OF STOCKHOLDERS OF NEWMONT MINING CORPORATION

The undersigned, having read the Notice of Annual Meeting (the “Annual Meeting”) of stockholders of Newmont Mining Corporation (the “Company”) to be held in the Knowles Room at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, USA, on Tuesday, April 24, 2007, at 11:00 a.m. local time, the Proxy Statement, and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct Computershare Investor Services Inc. (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of February 16, 2002, among the Company, Newmont Mining Corporation of Canada Limited and the Trustee, as follows:

PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE “FOR” ITEMS 1, 2 AND 4 BELOW AND “AGAINST” ITEM 3 AND 5 BELOW, AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, TO VOTE IN ITS DISCRETION.

(Please select one of A, B or C)

A. ☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(Please complete the following only if you have selected Alternative A)

	1. ELECTION OF DIRECTORS		Nominees: 01 G.A. Barton, 02 V.A. Calarco, 03 N. Doyle, 04 V. M. Hagen, 05 M.S. Hamson, 06 P. Lassonde, 07 R.J. Miller, 08 W.W. Murdy, 9 R.A. Plumbridge, 10 J.B. Prescott, 11 D.C. Roth, 12 J.V. Taranik

	FOR ALL	WITHHELD FOR ALL
	☐	☐
FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW

2. Ratify appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2007.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. Consider and act upon a stockholder proposal requesting a report regarding Newmont’s Indonesian operations, if introduced at the meeting.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. Consider and act upon a stockholder proposal requesting a report regarding Newmont’s community policies and practices, if introduced at the meeting.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5. Consider and act upon a stockholder proposal regarding Independent Board Chairman, if introduced at the meeting.

FOR AGAINST ABSTAIN
☐ ☐ ☐

6. To vote, in its discretion, on any other business which may properly be brought before the meeting or any adjournment thereof.

FOR AGAINST ABSTAIN
☐ ☐ ☐

(If you have selected Alternative A, please go directly to the signature line on this page)

B. ☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(If you have selected Alternative B, please go directly to the signature line on this page)

C. ☐	Deliver a proxy card to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

Executed on the             day of                    , 2007.

Signature:

Print Name:

NOTES:

(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.

(2)	To be valid, this Voting Instruction Form must be signed and deposited with Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 in the enclosed return envelope or by fax to (416) 263-9524 prior to 9:00 a.m., Toronto time, on April 24, 2007 or, if the Annual Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned Annual Meeting.

(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

(4)	If the shareholder is a corporation, this Voting Instruction Form must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

(5)	If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This Voting Instruction Form must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this Voting Instruction Form.

(6)	In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.

(7)	If a share is held by two or more persons, each should sign this Voting Instruction Form.

(8)	If this Voting Instruction Form is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

NEWMONT MINING CORPORATION

Notice to Exchangeable Shareholders

Our records show that you hold Exchangeable Shares of Newmont Mining Corporation of Canada Limited (“Newmont Canada,” formerly known as Franco-Nevada Mining Corporation Limited), a Canadian company. The Exchangeable Shares provide you with economic and voting rights that are, as nearly as practicable, equivalent to those of holders of shares of common stock of Newmont Mining Corporation (the “Company”), the U.S. parent of Newmont Canada, including the right to attend and vote at meetings of the common stockholders of the Company. The Company will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on April 24, 2007 to

•	Elect directors;

•	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2007;

•	Consider and act upon a stockholder proposal requesting a report regarding Newmont’s Indonesian operations, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

•	Consider and act upon a stockholder proposal requesting a report regarding Newmont’s community policies and practices, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

•	Consider and act upon a proposal regarding Independent Board Chairman, as set forth in the accompanying Proxy Statement, if introduced at the meeting; and

•	Transact such other business that may properly come before the meeting.

At such Annual Meeting you will have voting rights, based on the number of Exchangeable Shares you hold. You are permitted to instruct Computershare Trust Company of Canada, the Trustee under a Voting and Exchange Trust Agreement as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of the Company. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you or a person designated by you a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Form to the Trustee by 9:00 a.m., Toronto time, on April 24, 2007. The Trustee will not be obligated to act on any instructions received after that time.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Form. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 9:00 a.m., Toronto time, on April 24, 2007.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the Voting Instruction Form in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

Non-Registered Holders

Only registered holders of Exchangeable Shares of Newmont Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

Newmont Canada has distributed copies of the Notice of Meeting, the Proxy Statement and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:

(i)

a voting instruction form, which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which specifies the number of Exchangeable Shares beneficially owned by you but which is otherwise uncompleted. This voting instruction form need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction form and deposit it with Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by fax to (416) 263-9524 prior to 9:00 a.m., Toronto time, on April 24, 2007; or

(ii)	a voting instruction form, which must be completed and signed by you in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. A Non-Registered Holder generally may revoke a voting instruction form given to an Intermediary by providing written notice to the Intermediary in a reasonable time period prior to the Annual Meeting. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies and contact their Intermediaries promptly if they need assistance.

Information Relating to Newmont Mining Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of the Company and you, as a holder of Exchangeable Shares, are entitled to receive dividends from the Company payable at the same time as and equivalent to, on a per-share basis, any dividends paid by the Company to holders of its shares of common stock. As a result of the economic equivalency and voting rights between the Exchangeable Shares and shares of common stock of the Company you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to the Company and not Newmont Canada. Accordingly, it is information related to the Company that is relevant to you and enclosed in this package is the Company’s Proxy Statement which we urge you to read carefully.

CDI Voting Instruction Form

[GRAPHIC]	Newmont Mining Corporation ARBN 099 065 997 Incorporated in Delaware, USA with limited liability	Share Registry: National Shareholder Services Pty Limited PO Box 7156 Hutt Street, Adelaide, 5000 South Australia, Australia

Annual Meeting of Stockholders April 24, 2007, Denver Colorado, USA		Telephone + 61 8 8232 0003 Facsimile + 61 8 8232 0072

Name	Holder ID:
Name/Address	Holding as at 27 February 2007:
Name/Address
Address
Address

1. Your Vote is Important

Your voting instructions are sought in respect of your holding of Newmont Mining Corporation (Newmont) CDIs. CHESS Depository Nominees Pty Ltd has received a proxy solicitation from the Board of Directors of Newmont and will vote the underlying shares of Newmont Common Stock in accordance with your instructions.

2. Voting Instructions

I/We being a holder of Newmont CHESS Depository Interests (CDIs) as at the record date of February 27, 2007 hereby direct CHESS Depository Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting in respect of the resolutions outlined below, as follows:

TO ELECT DIRECTORS:

Please mark the boxes to indicate your directions.

		For	Against	Abstain			For	Against	Abstain
1.	Glen A. Barton	☐	☐	☐	7.	Robert J. Miller	☐	☐	☐

2.	Vincent A. Calarco	☐	☐	☐	8.	Wayne W. Murdy	☐	☐	☐

3.	Noreen Doyle				9.	Robin A. Plumbridge
4.	Veronica M. Hagen				10.	John B. Prescott
5.	Michael S. Hamson	☐	☐	☐	11.	Donald C. Roth	☐	☐	☐

6.	Pierre Lassonde	☐	☐	☐	12.	James V. Taranik	☐	☐	☐

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depository Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS NEWMONT’S INDEPENDENT AUDITORS FOR 2007.

For	Against	Abstain
☐	☐	☐

CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL REGARDING NEWMONT’S INDONESIAN OPERATIONS, IF INTRODUCED AT THE MEETING.

For	Against	Abstain
☐	☐	☐

CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL REGARDING A REPORT TO STOCKHOLDERS REGARDING NEWMONT’S POLICIES AND PRACTICES IN COMMUNITIES AROUND ITS OPERATIONS, IF INTRODUCED AT THE MEETING.

For	Against	Abstain
☐	☐	☐

CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRMAN.

For	Against	Abstain
☐	☐	☐

3. Authorised Signature(s): This Instruction Form must be signed by the CDI holder(s), or if a corporation, in accordance with its constitution (articles) and under its Common Seal (if applicable), or under the hand of an Authorised Officer or Attorney. (Refer to notes overleaf.)

INDIVIDUALS	COMPANIES

Individual or first joint holder	Sole Director and Sole Secretary

Second joint holder	Director

Date		Common Seal
		(if applicable	)
Director/Secretary

In case of a query please provide:	Contact name	Daytime telephone number

4. Lodgement of Form

Please return your completed, signed form to National Shareholder Services Pty Ltd so that it is received by 5.00 pm April 19, 2007 (see over).

PLEASE REFER TO THE NOTES AND INSTRUCTIONS OVERLEAF

Notes and Instructions for Completion of CDI Voting Instruction Form

1. Your Vote is Important

Each Newmont CDI is equivalent to one tenth of one share of Newmont Common Stock, so that every ten CDIs that you hold as at the record date of February 27, 2007 entitles you to give voting directions in respect of one share of Common Stock.

CHESS Depository Nominees Pty Ltd (CDN) is the stockholder of record for the Common Stock that is represented by your CDIs. CDN will vote the underlying shares of Common Stock in accordance with the directions of CDI holders.

Please complete, sign and return the CDI Voting Instruction Form to give your voting directions.

2. To Give Your Voting Instructions

To give your voting directions, please complete Section 2 of the form (overleaf). You can complete the appropriate boxes to indicate your voting directions (either for, against or abstain) for each resolution. If you mark the abstain box, you are directing the proxy not to vote on that item. If a tick is placed in a box, your total CDI holding will be voted in that manner. You may if you wish, split your voting direction by inserting the number of CDIs you wish to vote in the appropriate box. The voting directions will be invalid if the total CDI holding shown in the For, Against and Abstain boxes is more than your total CDI holding as shown on the CDI register.

3. Instructions for Signing

You must sign the form to authorise your instructions. Please sign as follows:

INDIVIDUALS	This proxy must be signed by the CDIholder.

JOINT HOLDERS	This proxy must be signed by the CDIholders.

COMPANIES	Please ensure that the proxy is signed by:

•     the Sole Director and Sole Secretary (one signatory); or

•     a Director and the Company Secretary (two signatories); or

•     Two Directors (two signatories); as required under the constitution of your company and affix the common seal, if applicable.

POWER OF ATTORNEY	If signed under Power of Attorney, the Attorney by signing, states that no revocation of the Power has been received. Power of Attorney must have been exhibited previously with the Company or else a certified copy must accompany this form.

4. Lodgement Instructions

Your CDI Voting Instruction Form must be received by 5.00 pm April 19, 2007 otherwise it will be invalid.

Please return your form as follows:

BY MAIL TO:	HAND DELIVER TO:	BY FAX TO:

National Shareholder Services	National Shareholder Services	National Shareholder Services
PO Box 7156, Hutt Street	100 Hutt Street	(08) 8232 0072 (Australia)
Adelaide SA 5000	Adelaide SA 5000	+61 8 8232 0072 (overseas)
Australia

Further Assistance

For further assistance please contact Newmont’s CDI registry, National Shareholder Services on (08) 8232 0003 (Australia) or +61 8 8232 0003 (overseas).